SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Silgan Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SILGAN HOLDINGS INC.

4 Landmark Square

Stamford, Connecticut 06901

(203) 975-7110

Notice of Annual Meeting of Stockholders

To be Held on May 27, 2004

YOU ARE HEREBY NOTIFIED that the annual meeting of stockholders of Silgan Holdings Inc., or the Company, a Delaware corporation, will be held at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 at 9:00 a.m. on Thursday, May 27, 2004, for the following purposes:

1.	To elect two directors of the Company to serve until the Company’s annual meeting of stockholders in 2007 and until their successors are duly elected and qualified;

2.	To approve the adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

The close of business on April 16, 2004 has been fixed as the record date for determining the stockholders of the Company entitled to notice of and to vote at the annual meeting. All holders of record of Common Stock of the Company at that date are entitled to vote at the annual meeting or any adjournment or postponement of the annual meeting.

By Order of the Board of Directors,

Frank W. Hogan, III

Secretary

Stamford, Connecticut

April 23, 2004

Please complete, sign and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the annual meeting. Please sign the enclosed Proxy exactly as your name appears on it. Returning the Proxy will not limit your right to vote in person or to attend the annual meeting. If you hold shares of Common Stock of the Company in more than one name, or if your shares of Common Stock of the Company are registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the Proxies that you receive so that all of your shares of Common Stock of the Company may be voted.

The annual meeting will be held to vote on the first three items listed above, tabulate the votes cast in respect of those items and report the results of the vote. No presentations or other business matters are planned for the annual meeting.

SILGAN HOLDINGS INC.

4 Landmark Square

Stamford, Connecticut 06901

(203) 975-7110

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on May 27, 2004

To Stockholders of Silgan Holdings Inc.:

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Silgan Holdings Inc., or Silgan Holdings or the Company, for use at our annual meeting of stockholders, or the Meeting, to be held at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on Thursday, May 27, 2004, at 9:00 a.m., and at any postponements or adjournments of the Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 27, 2004.

Only holders of record of our Common Stock as of the close of business on April 16, 2004, the Record Date, will be entitled to notice of and to vote at the Meeting. As of the Record Date, we had 18,352,842 shares of our Common Stock outstanding, and each share is entitled to one vote. We have no other class of voting securities issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock will be necessary to constitute a quorum for the transaction of business at the Meeting.

All shares of our Common Stock represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies unless such proxies previously have been revoked. If any proxies do not contain voting instructions, the shares of our Common Stock represented by such proxies will be voted FOR the election of the nominees for director listed below to serve until our annual meeting of stockholders in 2007 and until their successors are duly elected and qualified, FOR the approval of the adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004. We do not anticipate that any other matters will be brought before the Meeting. If any other matters properly come before the Meeting, the shares of our Common Stock represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies. Shares of our Common Stock abstaining, and shares of our Common Stock held in street name as to which a broker has not voted on some matters but has voted on other matters, or Broker Shares, will be included in determining whether a quorum exists at the Meeting. Approval of each matter specified in the Notice of Meeting requires the affirmative vote of a majority of shares of our Common Stock present in person or by proxy at the Meeting, assuming that a quorum exists at the Meeting. Stockholders may not cumulate their votes. Abstentions and Broker Shares that have not been voted with respect to a particular proposal will not be counted in determining the total number of votes cast or in determining whether such proposal has received the requisite number of affirmative votes.

You may revoke your proxy at any time before it is exercised at the Meeting by (1) delivering to the Secretary of the Company a duly executed proxy bearing a later date; (2) filing a written notice of revocation with the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

In addition to solicitations by mail, some of our directors, officers and employees may solicit proxies for the Meeting personally or by telephone without extra remuneration. We will also provide persons, banks, brokerage firms, custodians, nominees, fiduciaries and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, with proxy materials for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The Company will bear the costs of soliciting proxies.

THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT HAS BEEN DELIVERED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO, THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO SILGAN HOLDINGS INC., 4 LANDMARK SQUARE, STAMFORD, CONNECTICUT 06901 (TELEPHONE NUMBER: (203) 975-7110), ATTENTION: GENERAL COUNSEL.

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is composed of six members, divided evenly into three classes (designated Class I, Class II and Class III). At each annual meeting of stockholders, the term of office of one class of directors of the Company expires, and directors nominated to the class of directors whose term is expiring at such annual meeting will be elected for a term of three years. Our remaining directors continue in office until their respective terms expire and until their successors are duly elected and qualified. Accordingly, at each annual meeting of stockholders of the Company two of our six directors will be elected, and each of our directors will be required to stand for election once every three years. At the Meeting, the term of office for our Class I Directors expires.

Our Class I Directors currently are Messrs. R. Philip Silver and William C. Jennings. Pursuant to the Amended and Restated Stockholders Agreement dated as of November 6, 2001, or the Stockholders Agreement, among R. Philip Silver, D. Greg Horrigan and the Company, each of Messrs. Silver and Jennings was nominated for re-election at the Meeting as Class I Directors of the Company, to serve until our annual meeting of stockholders in 2007 and until his successor has been duly elected and qualified. You should read the section in this Proxy Statement titled “Certain Relationships and Related Transactions—Stockholders Agreements” for a description of the material provisions of the Stockholders Agreement.

Each nominee for Class I Director of the Company has consented to be named in this Proxy Statement and to serve on our Board of Directors if elected. If, prior to the Meeting, any nominee should become unavailable to serve on our Board of Directors for any reason, the shares of our Common Stock represented by all properly executed Proxies will be voted for such alternate individual as shall be designated by our Board of Directors.

We provide below certain information regarding each nominee for Class I Director of the Company and each Director of the Company whose term of office continues after the Meeting, including the individual’s age (as of December 31, 2003), principal occupation and business experience during at least the last five years, other directorships currently held and the year in which such individual was first elected a director of the Company.

Nominees for election as Directors (Class I)—term expiring 2007

R. Philip Silver, age 61, has been our Chairman of the Board and Co-Chief Executive Officer since March 1994. Mr. Silver is one of our founders and was formerly our President. Mr. Silver has been a Director since our inception in 1987. Prior to founding the Company in 1987, Mr. Silver was a consultant to the packaging industry. Mr. Silver was President of Continental Can Company from June 1983 to August 1986.

William C. Jennings, age 64, has been one of our Directors since July 2003. Mr. Jennings is a retired partner of PricewaterhouseCoopers LLP, where he led its risk management and internal control consulting practice from 1992 until his retirement in 1999. Prior to then, Mr. Jennings served as a senior audit partner at Coopers & Lybrand, as a Senior Executive Vice President at Shearson Lehman Brothers responsible for quality assurance, internal audit and compliance, and as an Executive Vice President and Chief Financial Officer of Bankers Trust Company. Since retiring from PricewaterhouseCoopers, Mr. Jennings provides independent consulting services to a number of companies and serves as a director of Axcelis Technologies, Inc. and NYFix, Inc. Mr. Jennings also served as a director since August 1999 and temporarily as chief executive officer from October 2000 until November 2000 of U.S. Interactive, Inc., a company that filed for Chapter 11 bankruptcy protection in January 2001.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR BOTH NOMINEES FOR DIRECTOR (CLASS I) OF THE COMPANY.

Incumbent Directors (Class II)—term expiring 2005

D. Greg Horrigan, age 60, has been our President and Co-Chief Executive Officer since March 1994. Mr. Horrigan is one of our founders and was formerly our Chairman of the Board. Mr. Horrigan has been a Director since our inception in 1987. Prior to founding the Company in 1987, Mr. Horrigan was Executive Vice President and Operating Officer of Continental Can Company from 1984 to 1987.

John W. Alden, age 62, has been one of our Directors since November 2001. From 1965 until 2000, Mr. Alden was employed by United Parcel Service of America, Inc., or UPS, serving in various management positions. Until his retirement in 2000, Mr. Alden was Vice Chairman of UPS since 1996 and a director of UPS since 1988. Mr. Alden is also a director of Barnes Group Inc. and of The D & B Corporation.

Incumbent Directors (Class III)—term expiring 2006

Jeffrey C. Crowe, age 57, has been one of our Directors since May 1997. Mr. Crowe has been Chairman of the Board, President and Chief Executive Officer of Landstar System, Inc., or Landstar, since April 1991, and President and Chief Executive Officer of Landstar System Holdings, Inc., or LSHI, since June 1989 and Chairman of LSHI since March 1991. Mr. Crowe has also been President of Signature Insurance Company, a subsidiary of LSHI, since February 1997. Mr. Crowe has served as Chairman of the National Defense Transportation Association since October 1993. From November 1989 to November 1998, Mr. Crowe served in a number of capacities at the American Trucking Association, Inc., or ATA, including Director, Secretary and as a member of the ATA Executive Committee. Mr. Crowe has been Chairman of the U.S. Chamber of Commerce since June 2003, and was Vice Chairman of the U.S. Chamber of Commerce from June 2002 until June 2003 and a director of the U.S. Chamber of Commerce from February 1998 to June 2002. Mr. Crowe has also been a Director of Sun Trust Bank North-Florida, N.A. since January 1999.

Edward A. Lapekas, age 60, has been one of our Directors since October 2001. Mr. Lapekas has been Non-Executive Chairman of the Board of Pliant Corporation since October 2003 and was interim Chief Executive Officer of Pliant Corporation from August 2003 until October 2003. Mr. Lapekas was Chairman of the Board and Chief Executive Officer of Nexpak Corporation from November 2002 until March 2003. From October 2000 until June 2001, Mr. Lapekas was Executive Chairman of Packtion Corporation, an e-commerce packaging venture. From May 1996 until July 2000, Mr. Lapekas was employed by American National Can Group, Inc., last serving as Chairman and Chief Executive Officer. Prior to that, Mr. Lapekas served as Deputy Chairman and Chief Operating Officer of Schmalbach-Lubeca AG. From 1971 until 1991, Mr. Lapekas was employed by Continental Can Company where he served in various strategy, planning, operating and marketing capacities.

Mr. Silver was elected as a Director of the Company at our annual meeting of stockholders in 2001. Mr. Jennings was nominated for election as a Director of the Company pursuant to the Stockholders Agreement to replace Leigh J. Abramson, who resigned as a Director of the Company in July 2003, and Mr. Jennings was elected to the Board of Directors of the Company in July 2003 by unanimous vote of the other Directors of the Company pursuant to our Restated Certificate of Incorporation. Messrs. Horrigan and Alden were elected as Directors of the Company at our annual meeting of stockholders in 2002, and Messrs. Crowe and Lapekas were elected as Directors of the Company at our annual meeting of stockholders in 2003.

Each of John W. Alden, Jeffrey C. Crowe, William C. Jennings and Edward A. Lapekas is an “independent director,” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, or the NASD, listing standards. The independent directors held three meetings during 2003 without the presence of management or any inside directors.

Our Board of Directors met four times and acted by written consent eight times during 2003. Each of our Directors attended more than 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors held in 2003 during which he was a Director and (2) the total number of meetings held in 2003 by all committees of the Board of Directors on which he served during which he was a Director.

The Company does not have a policy with regard to director attendance at annual meetings of stockholders. Two of our directors attended last year’s annual meeting of stockholders.

Compensation of Directors

Directors who do not receive compensation as officers or employees of the Company or any of our affiliates are paid an annual retainer fee of $36,000 for their service on our Board of Directors and a fee of $2,000 for each meeting of our Board of Directors that they attend and for each meeting of a committee of our Board of Directors that they attend, plus travel and other reasonable out-of-pocket expenses. Additionally, directors who do not receive compensation as officers or employees of the Company or any of our affiliates are granted annually nonqualified stock options to purchase 1,500 shares of our Common Stock on the first business day after our annual meeting of stockholders in accordance with the Silgan Holdings Inc. 2002 Non-Employee Directors Stock Option Plan, or the Directors Plan. As described in the section of this Proxy Statement titled “Adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan,” if the stockholders of the Company approve the adoption of the 2004 Stock Incentive Plan at the Meeting, then the Directors Plan will be terminated. In such case, on the first business day after our annual meeting of stockholders (including the Meeting), Directors who do not receive compensation as officers or employees of the Company or any of our affiliates will receive annual awards of (i) nonqualified stock options to purchase 1,500 shares of our Common Stock or (ii) 750 restricted shares of our Common Stock or (iii) 750 stock units related to shares of our Common Stock, under the Silgan Holdings Inc. 2004 Stock Incentive Plan, or the 2004 Stock Incentive Plan, as described in the section of this Proxy Statement titled “Adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan.” Members of the Audit Committee of our Board of Directors are also paid an annual retainer fee of $12,000 for their service on the Audit Committee, and the chairpersons of each of the Audit and Compensation Committees of our Board of Directors are also paid an annual retainer fee of $10,000 for their service as chairperson of such committee.

Directors who receive compensation as officers or employees of the Company or any of our affiliates do not receive any annual retainer or meeting fees and are not granted any stock options under the Directors Plan.

Committees of the Board of Directors

Our Board of Directors has three standing committees. The principal responsibilities of each of the standing committees and the members of such committees are set forth below.

1.    Audit Committee.    The Audit Committee has the responsibility of overseeing the Company’s financial reporting process on behalf of our Board of Directors. The functions performed by the Audit Committee are described in the section of this Proxy Statement titled “Report of the Audit Committee.” During 2003, the Audit Committee held five meetings and acted by written consent twice. The Audit Committee currently consists of Messrs. Jennings, Alden, Crowe and Lapekas, each of whom our Board of Directors has determined is independent as required by the written charter of the Audit Committee and the applicable listing standards of the NASD. All of our “independent directors” are members of the Audit Committee. Mr. Jennings was appointed to the Audit Committee and selected as Chairperson of the Audit Committee in July 2003. In 2003, the Audit Committee consisted of Messrs. Jennings (beginning in July 2003), Abramson (until July 2003), Alden, Crowe and Lapekas. The Board of Directors has determined that Mr. Jennings meets the criteria of an “audit committee financial expert” under applicable rules of the Securities and Exchange Commission, or the SEC. Mr. Jennings’ extensive background and experience includes leading the risk management and internal control consulting practice of PricewaterhouseCoopers LLP, serving as senior audit partner at Coopers & Lybrand and serving as Chief Financial Officer of Bankers Trust Company.

2.    Compensation Committee.    The Compensation Committee has the responsibility of reviewing and approving matters relating to the compensation of all executive officers of the Company (including all executive officers listed in the Summary Compensation Table in the section of this Proxy Statement titled “Executive Compensation”). The Compensation Committee also approves stock option grants to officers and key employees of the Company and its subsidiaries under the Silgan Holdings Inc. 1989 Fourth Amended and Restated Stock Option Plan, or the Old Stock Option Plan. As described in the section of this Proxy Statement titled “Adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan,” if the stockholders of the Company approve the adoption of the 2004 Stock Incentive Plan at the Meeting, then the Compensation Committee will be responsible for administering the 2004 Stock Incentive Plan, making awards and grants under the 2004 Stock Incentive Plan to officers and other key employees of the Company and its subsidiaries and setting performance goals and certifying performance levels in respect of performance awards made under the 2004 Stock Incentive Plan. The Compensation Committee held one meeting and acted by written consent ten times during 2003. The Compensation Committee currently consists of Messrs. Crowe, Alden, Jennings and Lapekas. Mr. Crowe is the Chairperson of the Compensation Committee. In 2003, the Compensation Committee consisted of Messrs. Crowe, Alden, Jennings (beginning in July 2003) and Lapekas.

3.    Stock Option Committee.    The Stock Option Committee administers the Old Stock Option Plan and recommends for approval by the Compensation Committee the officers and key employees of the Company and its subsidiaries to whom stock options should be granted in accordance with the Old Stock Option Plan. The Stock Option Committee did not formally meet during 2003 but acted by written consent four times during 2003. The Stock Option Committee consists of Messrs. Silver and Horrigan. If the stockholders of the Company approve the 2004 Stock Plan at the Meeting, the Old Stock Option Plan will be terminated and the Stock Option Committee will no longer exist.

In November 2001, the Company and Messrs. Silver and Horrigan, our Chairman of the Board and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively, entered into the Stockholders Agreement. You should read the section in this Proxy Statement titled “Certain Relationships and Related Transactions—Stockholders Agreement” for a description of the material terms of the Stockholders Agreement. Under the Stockholders Agreement, Messrs. Silver and Horrigan have the contractual right to nominate for election all directors of the Company so long as Messrs. Silver and Horrigan beneficially own an aggregate of at least 3,576,545 shares of our Common Stock. Currently, Messrs. Silver and Horrigan beneficially own an aggregate of 7,097,488 shares (or approximately 38.7%) of our Common Stock. In the very unlikely event that either of Messrs. Silver or Horrigan notifies our Board of Directors that they cannot agree on an individual for any nominee for director or if at least 45 days prior to our annual meeting of stockholders they fail to nominate for election at such annual meeting the requisite number of individuals to stand for election, then our Board of Directors has the right to nominate for director the number of individuals that Messrs. Silver and Horrigan could not agree on as nominees or failed to nominate timely.

Accordingly, our Board of Directors does not have a nominating committee because the right to nominate all directors has been contractually granted to Messrs. Silver and Horrigan, and our Board of Directors deems it very unlikely at this time that they would have to nominate for election any director. As a result, the Company does not have a nominating committee charter, does not have a policy to consider director candidates recommended by stockholders and does not have a process for identifying or evaluating nominees for director. Both nominees for Class I Director of the Company to be elected at the Meeting were nominated by Messrs. Silver and Horrigan pursuant to the Stockholders Agreement.

Stockholder Communications with the Board of Directors

The Company’s Board of Directors has a formal process for security holders to send communications to it. Security holders may send written communications addressed to the Board of Directors or to any specified Director of the Company by mail to the Company’s office in Stamford, Connecticut. If the Company receives at its office in Stamford, Connecticut any such written communications, the Company will forward such written communications directly to all members of the Board of Directors or to such specified Director of the Company, as the case may be.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is governed by a written charter approved by the Company’s Board of Directors. In February 2004, the written charter of the Audit Committee was amended and restated, and such written charter, as so amended and restated, was approved by the Company’s Board of Directors. A copy of such written charter is included in this Proxy Statement as Appendix A. In accordance with the written charter of the Audit Committee and applicable listing standards of the NASD, all members of the Audit Committee are independent. The Audit Committee held five meetings during 2003 and also participated in five separate telephone conferences with management and the independent auditors.

The Audit Committee provides assistance to the Board of Directors of the Company in fulfilling its oversight responsibility relating to the Company’s consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit activities and compliance with legal and regulatory requirements relating to accounting and financial reporting matters and the annual independent audit of the Company’s financial statements. Management of the Company is responsible for the financial statements and reporting process of the Company, including the system of internal controls. Ernst & Young LLP, the independent auditors of the Company, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process of the Company and the annual independent audit of the Company’s financial statements.

In fulfilling its oversight responsibilities, the Audit Committee discussed with management and the independent auditors the overall scope and plans for the Company’s annual audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations in connection with the annual audit along with management’s responses to significant matters. The Audit Committee also discussed with management and the independent auditors of the Company the integrity, adequacy and effectiveness of the Company’s financial reporting processes and accounting and financial controls. Additionally, the Audit Committee reviewed with management and the independent auditors the audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors’ independence. Additionally, in assessing the auditors’ independence, the Audit Committee reviewed the amount of fees paid to Ernst & Young LLP for audit and nonaudit services.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors of the Company. Accordingly, the Audit Committee has approved, subject to stockholder ratification, the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

In 2003, the Audit Committee approved in advance all audit and nonaudit services performed by the Company’s independent auditors. In 2004, the Audit Committee adopted a formal policy, consistent with its written charter, that requires its approval in advance for any audit, audit-related, tax and other services to be performed by the Company’s independent auditors. The policy provides that the Audit Committee may delegate to any of its members the authority to approve in advance any audit and nonaudit services to be performed by the Company’s independent auditors, and, in such case, requires such member to report any decisions to the Audit Committee at its next scheduled meeting.

By the Audit Committee of the Board of Directors:

William C. Jennings

John W. Alden

Jeffrey C. Crowe

Edward A. Lapekas

EXECUTIVE OFFICERS

Our Board of Directors appoints the officers of the Company. The officers of our subsidiaries are appointed by the respective boards of directors of our subsidiaries. We provide below certain information concerning the executive officers of the Company, including each individual’s age (as of December 31, 2003). Information concerning Messrs. Silver and Horrigan, our Chairman of the Board and Co-Chief Executive Officer and our President and Co-Chief Executive Officer, respectively, is set forth in the section in this Proxy Statement titled “Election of Directors.” There are no family relationships among any of the directors or executive officers of the Company.

Company Officers

Anthony J. Allott, age 39, has been our Executive Vice President and Chief Financial Officer since May 2002. Prior to joining us, Mr. Allott was Senior Vice President and Chief Financial Officer of Applied Extrusion Technologies, Inc., or AET, since July 1996. From July 1994 until July 1996, Mr. Allott was Vice President and Treasurer of AET. From 1992 until July 1994, Mr. Allott was Corporate Controller and Director of Financial Reporting of Ground Round Restaurants. Prior to that, Mr. Allott was a certified public accountant with Deloitte & Touche LLP.

Frank W. Hogan, III, age 43, has been our Senior Vice President, General Counsel and Secretary since June 2002. From June 1997 until June 2002, Mr. Hogan was our Vice President, General Counsel and Secretary. From September 1995 until June 1997, Mr. Hogan was a partner at the law firm of Winthrop, Stimson, Putnam & Roberts (now Pillsbury Winthrop LLP). From April 1988 to September 1995, Mr. Hogan was an associate at that firm.

Glenn A. Paulson, age 60, has been a Vice President of the Company since January 1996. From August 1995 to December 1995, Mr. Paulson was employed by the Company to manage the transition of the Food Metal and Specialty Business of American National Can Company, or ANC. From January 1989 to July 1995, Mr. Paulson was employed by ANC, last serving as Senior Vice President and General Manager, Food Metal and Specialty, North America. Prior to his employment with ANC, Mr. Paulson was President of the beverage packaging operations of Continental Can Company.

Nancy Merola, age 41, has been our Vice President and Controller since October 2000. From February 2000 to October 2000, Ms. Merola was Manager, Reporting and Specialized Accounting, for Texaco Inc. Previously, Ms. Merola was Director, Corporate Accounting and Headquarters Planning, at RJR Nabisco Holdings, Inc. since January 1997. From September 1995 to January 1997, Ms. Merola was Financial Manager, Operations Finance at Kraft Foods Inc., a subsidiary of Philip Morris Companies Inc. From 1989 to 1995, Ms. Merola held various positions with Philip Morris Companies Inc., last serving as Manager, Financial Planning and Analysis.

Malcolm E. Miller, age 36, has been our Vice President and Treasurer since October 2001. Previously, Mr. Miller was Assistant Vice President and Assistant Treasurer of Primedia Inc. from April 2000 until October 2001. Prior to that, Mr. Miller was employed by us from June 1997 until April 2000, last serving as Assistant Treasurer. From June 1995 until June 1997, Mr. Miller was employed by International Paper Company, last serving as a Senior Financial Analyst.

Operating Company Officers

James D. Beam, age 60, has been President of Silgan Containers Corporation, or Silgan Containers, one of two wholly owned subsidiaries of the Company through which we conduct principally all of our business, since July 1990. From September 1987 to July 1990, Mr. Beam was Vice President—Marketing & Sales of Silgan Containers. Mr. Beam was Vice President and General Manager of Continental Can Company, Western Food Can Division, from March 1986 to September 1987.

Russell F. Gervais, age 60, has been President of Silgan Plastics Corporation, or Silgan Plastics, one of two wholly owned subsidiaries of the Company through which we conduct principally all of our business, since December 1992. From September 1989 to December 1992, Mr. Gervais was Vice President—Sales & Marketing of Silgan Plastics. From March 1984 to September 1989, Mr. Gervais was President and Chief Executive Officer of Aim Packaging, Inc.

Gary M. Hughes, age 61, has been Executive Vice President of Silgan Containers since January 1998. Previously, Mr. Hughes was Vice President-Sales & Marketing of Silgan Containers since July 1990. From February 1988 to July 1990, Mr. Hughes was Vice President, Sales and Marketing of the Beverage Division of Continental Can Company. Prior to February 1988, Mr. Hughes was employed by Continental Can Company in various sales positions.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics applicable to our principal executive officers, principal financial officer, principal accounting officer or controller in order to deter wrongdoing and to promote the conduct of the Company’s business in an honest, lawful and ethical manner. A copy of this Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stockholders Agreements

In November 2001, Messrs. Silver and Horrigan and the Company entered into the Stockholders Agreement. The Stockholders Agreement replaced in its entirety the Stockholders Agreement dated as of February 14, 1997, or the 1997 Stockholders Agreement, among Messrs. Silver and Horrigan and The Morgan Stanley Leveraged Equity Fund II, L.P., or MSLEF II, a former stockholder of the Company and an affiliate of Morgan Stanley & Co. Incorporated, or Morgan Stanley.

Under the Stockholders Agreement, the Group (as defined in the Stockholders Agreement) has the right to nominate for election all directors of the Company until the Group holds less than one-half of the number of shares of our Common Stock held by it in the aggregate on February 14, 1997. The Group generally includes Messrs. Silver and Horrigan and their affiliates and related family transferees and estates. At least one of the Group’s nominees must be either Mr. Silver or Mr. Horrigan. On February 14, 1997, the Group held 7,153,090 shares of our Common Stock in the aggregate. Additionally, the Group has the right to nominate for election either Mr. Silver or Mr. Horrigan as a member of our Board of Directors when the Group no longer holds at least one-half of the number of shares of our Common Stock held by it in the aggregate on February 14, 1997 but beneficially owns 5% of our Common Stock. The Stockholders Agreement continues until the death or disability of both of Messrs. Silver and Horrigan.

If either Mr. Silver or Mr. Horrigan notifies our Board of Directors that the Group cannot agree on an individual for any of its nominees under the Stockholders Agreement or if at least 45 days prior to our annual meeting of stockholders the Group fails to nominate for election at such annual meeting the requisite number of individuals to stand for election to our Board of Directors at such annual meeting, then our Board of Directors has the right to nominate for election to our Board of Directors the number of individuals that Messrs. Silver and Horrigan could not agree on as nominees or that the Group failed to nominate timely.

The provisions of the Stockholders Agreement could have the effect of delaying, deferring or preventing a change of control of the Company and preventing our stockholders from receiving a premium for their shares of our Common Stock in any proposed acquisition of the Company.

Messrs. Silver and Horrigan, MSLEF II, Bankers Trust New York Corporation and the Company are also parties to a Stockholders Agreement dated as of December 21, 1993, or the 1993 Stockholders Agreement. Under the 1993 Stockholders Agreement, if at any time until February 2005 the Company determines to register additional shares of our Common Stock (other than in connection with certain non-underwritten offerings), the Company must offer to the other parties to the 1993 Stockholders Agreement the opportunity to include shares of our Common Stock held by them in such registration.

Other

In November 2003, Morgan Stanley was one of the placement agents for our $200 million issuance of our 6 3/4% Senior Subordinated Notes due 2013, or the 6 3/4% Notes. In December 2003, Morgan Stanley Senior Funding, Inc. or MSSF, an affiliate of Morgan Stanley, was one of the lenders for our $200 million incremental term loan borrowing under our senior secured credit facility. In connection with the issuance of the 6 3/4% Notes and the incremental term loan borrowing, Morgan Stanley and MSSF received an aggregate of $2.2 million in selling commissions and fees. As a lender under our senior secured credit facility, MSSF also received a portion of the commitment fees paid by us in 2003 under our senior secured credit facility with respect to its lending commitments under such facility. Additionally, we entered into natural gas swap agreements with Morgan Stanley Capital Group, Inc., or MSCG, an affiliate of Morgan Stanley, in 2003 for an aggregate notional principal amount of 0.8 million MMBtu of natural gas. During 2003, natural gas swap agreements that we entered into with MSCG for an aggregate notional principal amount of 0.9 million MMBtu of natural gas were settled under which we received $1.2 million from MSCG. We believe that the services and products provided by Morgan Stanley and its affiliates to us in 2003 were provided on terms no less favorable to us than provided generally to other customers of Morgan Stanley and its affiliates. Mr. Leigh J. Abramson, who served as a director of the Company until July 2003, is a Managing Director of Morgan Stanley.

In 2003, Landstar provided transportation services to our subsidiaries. We expect that Landstar will continue to provide transportation services to our subsidiaries in 2004. We believe that these transportation services were provided on terms no less favorable to us than provided generally to Landstar’s other customers. We paid Landstar approximately $1.1 million in 2003 for such transportation services, which amount represented approximately 0.07% of Landstar’s revenues in 2003. Mr. Jeffrey C. Crowe, a Director of the Company, is the Chairman of the Board, President and Chief Executive Officer of Landstar.

EXECUTIVE COMPENSATION

In the table below, we provide information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2003, 2002 and 2001 of certain persons, collectively referred to as the Named Executive Officers, who at December 31, 2003 were the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.

Summary Compensation Table

	Year	Annual Compensation		Long-Term Compensation	All Other Compensation(c)
		Salary(a)	Bonus(b)	Awards
Name and Principal Position				Securities Underlying Stock Options
R. Philip Silver	2003	$750,000	$1,621,060	—	—
(Chairman of the Board and Co-Chief Executive Officer of the Company and Chairman of the Board of Silgan Plastics)	2002 2001	2,302,000 2,235,000	— —	— —	— —

D. Greg Horrigan	2003	$750,000	$1,621,060	—	—
(President and Co-Chief Executive Officer of the Company and Chairman of the Board of Silgan Containers)	2002 2001	2,302,000 2,235,000	— —	— —	— —

Anthony J. Allott(d)	2003	$485,759	—	50,000	—
(Executive Vice President and Chief Financial Officer of the Company)	2002 2001	248,712 —	$ 100,000 —	100,000 —	$143,445 —

James D. Beam	2003	$506,832	$266,087	17,000	$158,328
(President of Silgan Containers)	2002 2001	448,200 435,000	162,293 139,896	— —	109,347 101,722

Russell F. Gervais	2003	$338,600	$270,900	12,000	$ 56,724
(President of Silgan Plastics)	2002 2001	310,000 299,500	108,500 113,800	— —	52,304 23,205

(a)	The salaries for Messrs. Silver and Horrigan in 2002 and 2001 and for Mr. Allott in 2002 were paid by S&H Inc., a corporation wholly owned by Messrs. Silver and Horrigan which had provided management services to the Company and its subsidiaries during such years and received fees from the Company and its subsidiaries for such services pursuant to management services agreements that were terminated effective January 1, 2003. Each of them received no direct compensation from the Company or its subsidiaries during such years, except that Mr. Allott received stock options from the Company in 2002 under the Stock Option Plan. Messrs. Silver, Horrigan and Allott became employees of the Company effective January 1, 2003 upon termination of the management services agreements. Neither the Company nor any of its subsidiaries made any payment in 2003 under the management services agreements.

(b)	Bonuses for Messrs. Silver and Horrigan were earned by them in the year reported in the table and paid in the following year pursuant to the Company’s Senior Executive Performance Plan. The bonus for Mr. Allott in 2002 was a relocation bonus earned by him in the year reported in the table and paid in the following year. Bonuses for Messrs. Beam and Gervais were earned by them in the year reported in the table and paid in the following year pursuant to applicable performance incentive plans of the Company’s subsidiaries. Under such plans, executive officers and other key employees may be awarded cash bonuses provided that certain assigned financial targets and, in some cases, organizational goals are achieved.

(c)	In the case of Mr. Allott, this consists of amounts reimbursed for relocation and temporary living expenses incurred by Mr. Allott during 2002. In the case of Mr. Beam, this consists of amounts contributed by Silgan Containers for him to the grantor trust for the Silgan Containers Corporation Supplemental Executive Retirement Plan, or the Containers Supplemental Plan, and to the grantor trust for the Silgan Containers Corporation Deferred Incentive Savings Plan, or the Containers Savings Plan. The Containers Supplemental Plan is a nonqualified defined contribution plan that provides for contributions that are intended to make up for benefits not payable under qualified savings and pension plans of Silgan Containers because of certain limits imposed by the Internal Revenue Code of 1986, as amended, or the Code. The Containers Savings Plan is a nonqualified deferred compensation plan. For 2003, Silgan Containers contributed $137,728 under the Containers Supplemental Plan and $20,600 under the Containers Savings Plan for the benefit of Mr. Beam. In the case of Mr. Gervais, this consists of amounts contributed by Silgan Plastics for him under the Silgan Plastics Corporation Supplemental Saving and Pension Plan, or the Plastics Supplemental Plan. The Plastics Supplemental Plan is a nonqualified defined contribution plan that provides for contributions that are intended to make up for benefits not payable under qualified savings and pension plans of Silgan Plastics because of certain limits imposed by the Code.

(d)	Mr. Allott became Executive Vice President and Chief Financial Officer of the Company in May 2002.

The following table sets forth information concerning stock options granted during 2003 to each of the Named Executive Officers:

Option Grants In Last Fiscal Year

	Individual Grants				Grant Date Present Value(b)
Name	Number of Securities Underlying Options Granted(a)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(a)	Expiration Date(a)
R. Philip Silver	—	—	—	—	—
D. Greg Horrigan	—	—	—	—	—
Anthony J. Allott	50,000	22.2%	$20.26	February 27, 2013	$657,876
James D. Beam	17,000	7.5%	$33.08	November 6, 2010	291,644
Russell F. Gervais	12,000	5.3%	$33.08	November 6, 2010	205,867

(a)	The stock options of Mr. Allott were granted on February 28, 2003 with an exercise price equal to the average of the high and low sales prices on the date of grant as reported on the Nasdaq National Market System. These stock options become exercisable ratably over a five year period beginning one year from the date of grant and have a term of ten years. The stock options of Messrs. Beam and Gervais were granted on November 7, 2003 with an exercise price equal to the average of the high and low sales prices of our Common Stock on the date of grant as reported on the Nasdaq National Market System. These stock options become exercisable ratably over a four year period beginning one year from the date of grant and have a term of seven years.

(b)	The Grant Date Present Values were derived using the Black-Scholes Option Pricing Model in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to forecast the price of the Company’s Common Stock. The present value of the stock options of Mr. Allott was $13.16 per stock option, and the present value of the stock options of Messrs. Beam and Gervais was $17.16 per stock option. In the case of the stock options of Mr. Allott, the Black-Scholes model was used with the following assumptions: stock price volatility of 58.8%; dividend yield of 0%; risk-free interest rate of 3.8%; and an 8 year stock option life. In the case of the stock options of Messrs. Beam and Gervais, the Black-Scholes model was used with the following assumptions: stock price volatility of 57.1%; dividend yield of 0%; risk-free interest rate of 3.6%; and a 5 year stock option life.

In the table below, we provide information concerning the exercise in 2003 of stock options by, and the value at December 31, 2003 of unexercised stock options of, each of the Named Executive Officers.

Aggregate Option Exercises In 2003 And Option Values At December 31, 2003

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised in-the-Money Options at December 31, 2003(a)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
R. Philip Silver	—	—	—	—	—	—
D. Greg Horrigan	—	—	—	—	—	—
Anthony J. Allott	—	—	20,000	130,000	$90,000	$1,472,000
James D. Beam	—	—	72,000	65,000	$2,045,520	1,523,820
Russell F. Gervais	—	—	16,800	45,600	$477,288	1,067,616

(a)	The value of an unexercised option is based upon the difference between $42.50, the closing sales price for a share of our Common Stock on the last business day of 2003 (December 31, 2003) as quoted by the Nasdaq National Market System, and the exercise price per share of our Common Stock for such option.

In the table below we provide information about equity securities of the Company authorized for issuance under all of the Company’s equity compensation plans. The information is as of December 31, 2003.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	926,860(2)	$22.56	547,374(3)
Equity compensation plans not approved by security holders	—	—	—

Total	926,860	$22.56	547,374

(1)	This column contains information regarding options to purchase our Common Stock only. We do not have any warrants or stock appreciation rights outstanding.

(2)	This includes options to purchase 917,860 shares of our Common Stock granted under the Old Stock Option Plan and options to purchase 9,000 shares of our Common Stock granted under the Directors Plan.

(3)	This includes options to purchase 496,374 shares of our Common Stock available for future issuance under the Old Stock Option Plan and options to purchase 51,000 shares of our Common Stock available for future issuance under the Directors Plan.

Pension Plans

The Company has established pension plans covering substantially all salaried employees. These pension plans are defined benefit plans intended to be qualified pension plans under Section 401(a) of the Code under which pension costs are determined annually on an actuarial basis with contributions made accordingly.

The table below illustrates the estimated annual normal retirement benefits that are payable under the pension plan, or the Containers Pension Plan, covering salaried employees of Silgan Holdings (with the exception of Messrs. Silver, Horrigan and Allott, each of whom participate in no pension plan of the Company) and salaried employees of Silgan Containers. The benefit levels assume retirement at age 65, the years of service shown, continued existence of the Containers Pension Plan without substantial change and payment in the form of a single life annuity.

Containers Pension Plan Table

Final Average Earnings	Years of Service
	10	15	20	25	30	35
$100,000	$10,296	$18,057	$25,818	$33,579	$41,339	$49,100
150,000	16,434	28,570	40,705	52,841	64,977	77,113
200,000	22,571	39,082	55,593	72,104	88,614	105,125
250,000	28,709	49,595	70,480	91,366	112,252	133,138
300,000	34,846	60,107	85,368	110,629	135,889	161,150
350,000	40,984	70,620	100,255	129,891	159,527	189,163
400,000	47,121	81,132	115,143	149,154	183,164	217,175
450,000	53,259	91,645	130,030	168,416	206,802	245,188
500,000	59,396	102,157	144,918	187,679	230,439	273,200
550,000	65,534	112,670	159,805	206,941	254,077	301,213
600,000	71,671	123,182	174,693	226,204	277,714	329,225
650,000	77,809	133,695	189,580	245,466	301,352	357,238

Benefits under the Containers Pension Plan are based on the participant’s average base pay (the “Salary” column in the Summary Compensation Table) over the final three years of employment. The amount of average base pay taken into account for any year is limited by Section 401(a)(17) of the Code, which imposes a cap of $200,000 (to be indexed for inflation) on compensation taken into account for 2003. Benefits under the Containers Pension Plan are not subject to any deduction for social security or other offset amounts.

As of December 31, 2003, Mr. Beam, the only Named Executive Officer who is an eligible participant under the Containers Pension Plan, had approximately sixteen years of credited service under the Containers Pension Plan. Mr. Beam also participates in the Containers Supplemental Plan, a nonqualified defined contribution plan that provides for contributions that are intended, among other things, to make up for benefits not payable under the Containers Pension Plan due to Code limitations. Amounts contributed by Silgan Containers for Mr. Beam under the Containers Supplemental Plan are included in the “All Other Compensation” column of the Summary Compensation Table.

The table below illustrates the estimated annual normal retirement benefits that are payable under the pension plan, or the Plastics Pension Plan, covering substantially all of the salaried employees of Silgan Plastics. The benefit levels assume retirement age at 65, the years of service shown, continued existence of the Plastics Pension Plan without substantial change and payment in the form of a single life annuity.

Plastics Pension Plan Table

Final Average Earnings	Years of Service
	10	15	20	25	30	35
$100,000	$11,000	$16,500	$22,000	$27,500	$33,000	$38,500
150,000	16,500	24,750	33,000	41,250	49,500	57,750
200,000	22,000	33,000	44,000	55,000	66,000	77,000
250,000	27,500	41,250	55,000	68,750	82,500	96,250
300,000	33,000	49,500	66,000	82,500	99,000	115,500
350,000	38,500	57,750	77,000	96,250	115,500	134,750
400,000	44,000	66,000	88,000	110,000	132,000	154,000
450,000	49,500	74,250	99,000	123,750	148,500	173,250
500,000	55,000	82,500	110,000	137,500	165,000	192,500
550,000	60,500	90,750	121,000	151,250	181,500	211,750
600,000	66,000	99,000	132,000	165,000	198,000	231,000
650,000	71,500	107,250	143,000	178,750	214,500	250,250

Benefits under the Plastics Pension Plan are based on the participant’s average total cash compensation (the “Salary” and “Bonus” columns in the Summary Compensation Table) over the final 36 months of employment or over the highest three of the final five calendar years of employment, whichever produces the greater average compensation. In computing this average, compensation for any year cannot exceed 125% of base pay. Compensation used in determining benefits is also limited by Section 401(a)(17) of the Code, which imposes the cap indicated above.

Benefits under the Plastics Pension Plan are determined based on two methods. Under the first method, the Plastics Pension Plan provides for benefits based on a formula without any offset for social security. Most of Silgan Plastics’ officers are eligible participants under the Plastics Pension Plan based on this first method and the above table is based on this first method. Under the second method, benefits under the Plastics Pension Plan are based on one of three formulas, one of which provides for an offset for social security. Additionally, officers of Silgan Plastics are eligible to participate in the Plastics Supplemental Plan, a nonqualified defined contribution plan that provides for contributions that are intended, among other things, to make up for benefits not payable under the Plastics Pension Plan due to Code limitations.

As of December 31, 2003, Mr. Gervais, the only Named Executive Officer who is an eligible participant under the Plastics Pension Plan, had approximately fourteen years of credited service under the Plastics Pension Plan. Mr. Gervais also participates in the Plastics Supplemental Plan. Amounts contributed by Silgan Plastics for Mr. Gervais under the Plastics Supplemental Plan are included in the “All Other Compensation” column of the Summary Compensation Table.

Employment Agreements

Anthony J. Allott, Executive Vice President and Chief Financial Officer of the Company, entered into an employment agreement with the Company in April 2004. Mr. Allott’s employment agreement provides for, among other things, a severance benefit if Mr. Allott is terminated by the Company without cause in an amount equal to (i) the sum of his then current annual salary plus (ii) his annual bonus, calculated at 30% of his then current annual salary.

James D. Beam, President of Silgan Containers, has entered into an employment agreement with Silgan Containers. The initial term of his employment agreement was three years from its effective date, and the term has been, and will continue to be, automatically extended for successive one year periods unless terminated pursuant to the terms of his employment agreement. Mr. Beam’s employment agreement provides for, among other things, a minimum severance benefit equal to his then current base salary and benefits for a period of up to one year following termination if (i) Mr. Beam is terminated by Silgan Containers for any reason other than death, disability or for cause as specified in his employment agreement or (ii) Mr. Beam voluntarily terminates his employment due to a demotion, all as specified in his employment agreement.

Russell F. Gervais, President of Silgan Plastics, has entered into an employment agreement with Silgan Plastics. The initial term of his employment agreement was five years, commencing September 1, 1989, and the term has been, and will continue to be, automatically extended for successive one year periods unless terminated pursuant to the terms of his employment agreement. Mr. Gervais’ employment agreement provides for, among other things, a severance benefit equal to his then current base salary and benefits for a period of one year following termination if (i) Mr. Gervais is terminated by Silgan Plastics for any reason other than death, disability or for cause as specified in his employment agreement or (ii) Mr. Gervais voluntarily terminates his employment due to a demotion, all as specified in his employment agreement.

REPORT ON EXECUTIVE COMPENSATION

General

The goals of the Company’s executive compensation program are as follows: (i) to attract and retain executives and to provide fair compensation to them taking into account the responsibilities undertaken by them; (ii) to motivate the Company’s executives to achieve the Company’s business strategy; and (iii) to align the interests of the Company’s executives and stockholders through the granting or awarding of equity based compensation. The principal components of the Company’s executive officer compensation program are base salary, annual cash bonuses and equity based compensation. Certain of the Company’s executive officers also receive additional forms of compensation as described in the Summary Compensation Table of this Proxy Statement and footnote (c) to the Summary Compensation Table and in the section in this Proxy Statement titled “Executive Compensation—Pension Plans.”

For 2003, the Compensation Committee approved the compensation of executive officers of the Company, including all Named Executive Officers. The compensation of officers of the Company’s subsidiaries who are not Named Executive Officers is determined by the board of directors of Silgan Containers or Silgan Plastics, as the case may be, which boards of directors are comprised of Messrs. Silver and Horrigan.

Base Salary

Base salaries for the Company’s executive officers are determined, in part, through general geographic market conditions and comparisons with companies in the packaging industry and other companies with which the Company competes for personnel. Additionally, other factors are considered such as individual experience and performance and the overall performance of the Company. Each executive’s base salary is reviewed on an annual basis and may be adjusted, consistent with the terms of any applicable employment agreement, based on (i) the individual’s contribution to the Company over the preceding year; (ii) a change in the individual’s responsibilities over the preceding year; (iii) any change in median competitive pay levels; or (iv) a general increase in the cost of living.

Annual Cash Bonuses

Annual cash bonuses are paid to executive officers of the Company and to officers of the Company’s business units based upon the Company or such business unit, as the case may be, achieving certain assigned financial targets and, in some cases, meeting certain organizational goals. The financial target levels and, if applicable, organizational goals of each of the Company and its business units for a given year are established at the beginning of such year. The amount of the bonus of each such officer is determined by a formula which calculates such bonus based on the percentage that the actual applicable financial target represents of the applicable financial target level and, if applicable, based on whether such organizational goal was met. In the case of officers of Silgan Containers, a significant portion of their annual cash bonuses for 2003 was payable to them if Silgan Containers met certain organizational goals as established by its board of directors at the beginning of the year, including quarterly forecasting of certain financial information, cost management, working capital management, management development, market related and safety goals. For 2004, a significant portion of the annual cash bonuses for officers of Silgan Containers will be payable to them if Silgan Containers meets certain organizational goals as established by the board of directors of Silgan Containers at the beginning of the year, such as market related, management development, operating, working capital management, cost management and financial reporting goals. Annual cash bonuses are paid in the beginning of the year following the year in which they are earned.

Stock Plans

The Stock Option Committee of the Board of Directors administers the Old Stock Option Plan and recommends to the Compensation Committee officers and key employees of the Company and its subsidiaries to whom stock options should be granted. The Compensation Committee has the power to, among other things, choose participants and fix the type of grant of stock options and all the terms and conditions of such grants, including the number of shares of Common Stock covered by a grant and the exercise price, in accordance with the provisions of the Old Stock Option Plan. The Old Stock Option Plan currently forms the basis of the Company’s long-term incentive compensation plan. The Compensation Committee believes that placing a portion of compensation in the form of equity achieves certain objectives: it aligns the interest of the Company’s executive officers and key employees with those of the Company’s stockholders; it gives executive officers and key employees a significant long-term interest in the Company’s success; and it helps the Company attract and retain executive officers and key employees. In determining to whom stock options are granted, the terms of the stock options and the number of stock options to grant to an executive officer or key employee, the Compensation Committee primarily considers the value of unvested stock options previously granted and the prospective value of the stock options to be granted. Stock options were granted to eighteen executive officers and key employees of the Company and its subsidiaries under the Old Stock Option Plan in 2003 with respect to 225,500 underlying shares of Common Stock. Stock options with respect to 50,000, 17,000 and 12,000 underlying shares of Common Stock were granted in 2003 under the Old Stock Option Plan to Messrs. Allott, Beam and Gervais, three of the Named Executive Officers listed in the Summary Compensation Table.

As described under the section of this Proxy Statement titled “Adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan,” if the stockholders of the Company approve the adoption of the 2004 Stock Incentive Plan at the Meeting, then the Compensation Committee will be responsible for administering the 2004 Stock Incentive Plan, making awards and grants under the 2004 Stock Incentive Plan to officers and other key employees of the Company and its subsidiaries and setting performance goals and certifying performance levels in respect of performance awards made under the 2004 Stock Incentive Plan. In such event, the Old Stock Option Plan will be terminated. The 2004 Stock Incentive Plan provides for awards of stock options, stock appreciation rights, restricted stock, stock units and performance awards, all as described in the section of this Proxy Statement titled “Adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan.”

Compensation of Co-Chief Executive Officers

For 2003, the base salary for each of Messrs. Silver and Horrigan was $750,000. The Compensation Committee used the factors described above under “Base Salary” to set Messrs. Silver’s and Horrigan’s base salary for 2003.

Additionally, for 2003, each of Messrs. Silver and Horrigan was awarded bonuses of $1,621,060 pursuant to the Company’s Senior Executive Performance Plan. They were awarded such bonuses because the performance goal target relating to such bonuses established by the Compensation Committee pursuant to the Senior Executive Performance Plan at the beginning of 2003 was achieved in 2003. The amount of the bonuses awarded was the maximum amount that could be awarded to Messrs. Silver and Horrigan for 2003 under the Senior Executive Performance Plan. The performance goal for 2003 was based on the Company’s earnings before interest expense, provision for income taxes, depreciation and amortization expenses, or EBITDA, and the performance goal target for 2003 was based on the Company’s EBITDA for 2002.

Tax Deductibility

Section 162(m) of the Code disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an individual who is the chief executive officer or any of the four most highly compensated executive officers (other than the chief executive officer) employed by such corporation (or a member of its affiliated group) on the last day of such taxable year, but does allow a deduction for “performance-based compensation” in excess of $1 million the material terms of which are disclosed to and approved by stockholders. The Company’s intention is to maximize the tax deductibility of its compensation programs. However, because the Company believes that the use of prudent judgment in determining compensation levels is in the best interests of the Company and its stockholders, under some circumstances it may determine to pay amounts of compensation that may not be fully deductible. The Company reserves the right to use prudent judgment in establishing compensation policies to attract and retain qualified executives to manage the Company and to reward such executives for outstanding performance, while taking into consideration the financial impact of such actions on the Company.

By the Compensation Committee of the Board of Directors:

Jeffrey C. Crowe

John W. Alden

William C. Jennings

Edward A. Lapekas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2003, the Compensation Committee of our Board of Directors consisted of Messrs. Crowe, Alden, Jennings (beginning in July 2003) and Lapekas. During 2003, none of our executive officers served as: (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of our Board of Directors, (ii) a director of another entity, one of whose executive officers served on our Board of Directors, or (iii) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors.

COMPANY PERFORMANCE

The graph below compares the Company’s Common Stock performance for the five year period ended December 31, 2003 with the performance of the Dow Jones Containers & Packaging Index and the Standard & Poor’s 500 Composite Stock Price Index, or the S&P 500 Index, for the same period by valuing the changes in common stock prices from December 31, 1998 through December 31, 2003 plus reinvested dividends. The companies included in the Dow Jones Containers & Packaging Index are: AptarGroup, Inc.; Ball Corporation; Bemis Company, Inc.; Chesapeake Corporation; Crown Holdings, Inc.; Owens-Illinois, Inc.; Packaging Corporation of America; Pactiv Corporation; Sealed Air Corporation; Smurfit Stone Container Corporation; Sonoco Products Company; and Temple-Inland, Inc. The graph below assumes in each case an initial investment of $100.00 on December 31, 1998 plus reinvestment of dividends, with the investment in the Dow Jones Containers & Packaging Index weighted on the basis of market capitalization.

Comparison Of Cumulative Total Return Among Silgan Holdings Inc.,

Dow Jones Containers & Packaging Index and S&P 500 Index

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In the table below, we provide information, as of the Record Date, with respect to the beneficial ownership of our Common Stock by (i) each current director and each Named Executive Officer of the Company, (ii) each person or entity who is known by the Company to own beneficially more than 5% of our Common Stock and (iii) by all executive officers and directors of the Company as a group. Except as otherwise described below, each of the persons named in the table below has sole voting and investment power with respect to the securities beneficially owned.

	Number of Shares of Common Stock Owned	Percentage Ownership of Common Stock(1)
R. Philip Silver(2)	3,603,245	19.63%
D. Greg Horrigan(3)	3,494,245	19.04%
John W. Alden(4)	6,000	*
Jeffrey C. Crowe(5)	5,000	*
William C. Jennings(6)	2,000	*
Edward A. Lapekas(7)	4,330	*
Anthony J. Allott(8)	55,000	*
James D. Beam(9)	196,273	1.06%
Russell F. Gervais	50	*
FMR Corp. and related parties(10)	2,029,672	11.06%
All executive officers and directors as a group (14 persons)(11)	7,517,318	40.30%

(1)	An asterisk denotes beneficial ownership of 1% or less of our Common Stock.

(2)	Mr. Silver is a Director of the Company, Silgan Containers and Silgan Plastics. The amount beneficially owned by Mr. Silver includes (a) 1,789,057 shares of our Common Stock owned directly by him over which he has sole voting and dispositive power, (b) 659,989 shares of our Common Stock owned by the Robert Philip Silver 2002 GRAT of which he is the sole trustee with sole voting and dispositive power, (c) 1,000,000 shares of our Common Stock owned by the Robert Philip Silver 2003 GRAT of which he is the sole trustee with sole voting and dispositive power, (d) 154,198 shares of our Common Stock owned by the Silver Family Limited Partnership of which he is the sole general partner with sole voting and dispositive power and (e) 1 share of our Common Stock owned by S&H Inc., a company wholly owned by Messrs. Silver and Horrigan and over which he shares voting and dispositive power with Mr. Horrigan and S&H Inc. The address for Mr. Silver is 4 Landmark Square, Stamford, Connecticut 06901.

(3)	Mr. Horrigan is a Director of the Company, Silgan Containers and Silgan Plastics. The amount beneficially owned by Mr. Horrigan includes (a) 3,003,788 shares of our Common Stock owned directly by him and over which he has sole voting and dispositive power, (b) 336,258 shares of our Common Stock owned by the David Gregory Horrigan 2002 GRAT of which he is the sole trustee with sole voting and dispositive power, (c) 154,198 shares of our Common Stock owned by the Horrigan Family Limited Partnership of which he is the sole general partner with sole voting and dispositive power and (d) 1 share of our Common Stock owned by S&H Inc. and over which he shares voting and dispositive power with Mr. Silver and S&H Inc. The address for Mr. Horrigan is 4 Landmark Square, Stamford, Connecticut 06901.

(4)	Mr. Alden is a Director of the Company. The number of shares of our Common Stock owned by Mr. Alden includes 3,000 shares of our Common Stock owned by him and 3,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Directors Plan.

(5)	Mr. Crowe is a Director of the Company. The number of shares of our Common Stock owned by Mr. Crowe includes 2,000 shares of our Common Stock owned by him and 3,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Directors Plan.

(6)	Mr. Jennings is a Director of the Company.

(7)	Mr. Lapekas is a Director of the Company. The number of shares of our Common Stock owned by Mr. Lapekas includes 1,330 shares of our Common Stock owned by him and 3,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Directors Plan.

(8)	The number of shares of our Common Stock owned by Mr. Allott includes 5,000 shares of our Common Stock owned by Mr. Allott and 50,000 shares of our Common Stock that may be acquired by Mr. Allott through the exercise of (i) vested stock options granted pursuant to the Old Stock Option Plan and (ii) stock options granted pursuant to the Old Stock Option Plan that will vest within 60 days after the Record Date.

(9)	The number of shares of our Common Stock owned by Mr. Beam includes 100,273 shares of our Common Stock owned by Mr. Beam and 96,000 shares of our Common Stock that may be acquired by Mr. Beam through the exercise of (i) vested stock options granted pursuant to the Old Stock Option Plan and (ii) stock options granted pursuant to the Old Stock Option Plan that will vest within 60 days after the Record Date.

(10)	This information is based solely upon our review of Amendment No. 3 to Schedule 13G filed by FMR Corp. and certain related parties with the Securities and Exchange Commission on or about February 17, 2004, reporting beneficial ownership as of December 31, 2003. FMR Corp. is a parent holding company which, along with Edward C. Johnson 3d (the Chairman of FMR Corp.) and Abigail P. Johnson (a director of FMR Corp.), reports that it has the sole power to dispose or direct the disposition of 2,029,672 shares of our Common Stock and the sole power to vote or direct the voting of 456,503 of such shares beneficially owned by Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. Voting power with respect to the remainder of the shares is held by the boards of trustees of the respective funds which own the shares. One of these funds, Fidelity Low Priced Stock Fund, owns 1,573,169 shares of our Common Stock. The business address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(11)	The number of shares of our Common Stock owned by all executive officers and directors of the Company as a group includes 299,128 shares of our Common Stock that may be acquired through the exercise of (i) vested stock options granted pursuant to the Old Stock Option Plan and (ii) stock options granted pursuant to the Old Stock Option Plan that will vest within 60 days after the Record Date.

ADOPTION OF THE SILGAN HOLDINGS INC.

2004 STOCK INCENTIVE PLAN

You are being asked to approve the adoption of the Silgan Holdings Inc. 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan was approved and adopted by the Board of Directors and the Compensation Committee of the Board of Directors effective as of April 12, 2004, subject to stockholder approval at the Meeting. The purpose of the 2004 Stock Incentive Plan is to promote the long-term success of the Company and the creation of stockholder value by (i) encouraging officers and other key employees and outside directors of the Company to focus on critical long-range objectives, (ii) encouraging the attraction and retention of officers and other key employees and outside directors with exceptional qualifications, and (iii) linking officers and other key employees and outside directors of the Company directly to stockholder interests through increased stock ownership. The 2004 Stock Incentive Plan provides for awards of stock options, stock appreciation rights, restricted stock, stock units and performance awards.

A copy of the 2004 Stock Incentive Plan is set forth in Appendix B to this Proxy Statement.

The 2004 Stock Incentive Plan is intended to replace the Old Stock Option Plan and the Directors Plan, each of which was previously approved by stockholders of the Company. If stockholders approve the 2004 Stock Incentive Plan at the Meeting, both the Old Stock Option Plan and the Directors Plan will be terminated effective immediately following the Meeting, and no further awards will be made under those plans.

Approval of the 2004 Stock Incentive Plan requires the favorable vote of a majority of the shares of our Common Stock present in person or by proxy at the Meeting. If stockholders do not approve the adoption of the 2004 Stock Incentive Plan, the plan will have no effect. In such case, neither the Old Stock Option Plan nor the Directors Plan will be terminated, and awards may continue to be granted under those plans.

Description of the 2004 Stock Incentive Plan

Shares Available Under The Plan

No more than 900,000 shares of our Common Stock will be available for issuance under the 2004 Stock Incentive Plan. This amount includes shares of our Common Stock that would have been available under the Old Stock Option Plan and the Directors Plan if those plans were not terminated and replaced by the 2004 Stock Incentive Plan. Currently, there are an aggregate total of 532,374 shares of our Common Stock available for issuance under the Old Stock Option Plan and the Directors Plan in respect of unissued stock options. If the stockholders of the Company approve the adoption of the 2004 Stock Incentive Plan at the Meeting, then both the Old Stock Option Plan and Directors Plan will be terminated and all shares of our Common Stock reserved for issuance under the Old Stock Option Plan and Directors Plan will no longer be available for issuance under such plans.

Each award of stock options or stock appreciation rights under the plan will reduce the number of shares of our Common Stock available for future issuance under the 2004 Stock Incentive Plan by the number of shares of our Common Stock subject to the award. For this purpose, if a stock option and stock appreciation right are awarded in tandem so that the exercise of one results in the cancellation of the other, then the stock option and stock appreciation right will be deemed to relate to the same share. Each award of restricted shares or stock units under the 2004 Stock Incentive Plan, in contrast, will reduce the number of shares of our Common Stock available for future issuance under the 2004 Stock Incentive Plan by two shares for every one restricted share or stock unit awarded.

Shares of our Common Stock subject to awards that are forfeited will be added back to the share reserve under the 2004 Stock Incentive Plan. If the Company assumes or converts awards made under a plan of another entity that the Company acquires or merges with, those assumed or converted awards will not reduce the number of shares of our Common Stock available for future issuance under the 2004 Stock Incentive Plan.

Appropriate adjustments may be made to the maximum number of shares of our Common Stock available for issuance under the 2004 Stock Incentive Plan in the event of a stock split, stock dividend, reclassification or similar event. Such events may also result in adjustments to the number of shares of our Common Stock subject to awards previously granted under the 2004 Stock Incentive Plan and to the exercise price of options and stock appreciation rights previously granted under the 2004 Stock Incentive Plan.

Administration

The Compensation Committee of the Board of Directors will be responsible for administering the 2004 Stock Incentive Plan. The Compensation Committee selects or approves award recipients, sets the terms of conditions of awards, makes adjustments to outstanding awards and to the share reserve as permitted by the 2004 Stock Incentive Plan, interprets the 2004 Stock Incentive Plan and prescribes rules for administering the 2004 Stock Incentive Plan. While the Compensation Committee is permitted to amend outstanding awards, it is not permitted to reduce the exercise price of any outstanding stock option or stock appreciation right without obtaining approval of the stockholders of the Company.

Eligibility and Limits on Awards

The Compensation Committee retains the sole discretion to select or approve the selection of employees to receive awards under the 2004 Stock Incentive Plan. Currently, each of the approximately 25 officers and other key employees of the Company and its consolidated subsidiaries is potentially eligible to receive awards under the 2004 Stock Incentive Plan. Each of the non-employee Directors of the Company will receive restricted shares, stock units or stock options under and in accordance with the 2004 Stock Incentive Plan. We currently have four non-employee Directors.

No more than 225,000 shares of our Common Stock in the aggregate may be granted to any employee in any period of 36 consecutive months pursuant to stock options and stock appreciation rights. In addition, no more than 112,500 shares of our Common Stock in the aggregate may be awarded to any one employee during any period of 36 consecutive months pursuant to awards of restricted shares or stock units or otherwise pursuant to performance awards. Each of the foregoing maximum aggregate number of shares of our Common Stock set forth in this paragraph is subject to adjustment in the event of a stock split, stock dividend, reclassification or similar event.

The limits described above are not intended to indicate that all of these awards will be made, or that awards will be made up to these limits.

Types of Awards

Stock Options and Stock Appreciation Rights.    Stock options give the holder the right to purchase shares of our Common Stock at a specified exercise price. Stock appreciation rights give the holder the right to receive, without any payment on the holder’s part, the excess of the fair market value of the shares of our Common Stock subject to the right at the time of exercise over a specified exercise price. All stock options granted under the 2004 Stock Incentive Plan will be nonqualified stock options for federal income tax purposes.

The exercise price of a stock option or stock appreciation right will not be less than the fair market value of the shares of our Common Stock subject to the award on the date of grant. Awards to employees will become fully vested over a period no shorter than twelve months, and will have a term no longer than seven years. Awards to non-employee directors will become fully vested over a period no shorter than six months, and will have a term no longer than ten years. The ability to exercise vested stock options and stock appreciation rights after termination of employment is limited.

Stock appreciation rights may be granted alone or in tandem with a grant of stock options. When granted in tandem, the exercise of a stock option for a specified number of shares will cancel the stock appreciation right for the same number of shares, and exercise of the stock appreciation right will have a similar impact on the shares available under the stock option. Stock appreciation rights may be payable in cash or in shares of our Common Stock, or a combination, in each case having a value equal to the excess of the fair market value of the shares of our Common Stock subject to the stock appreciation right at the time of exercise over the exercise price. The Compensation Committee may permit or require such payments to be made in a lump sum or in installments.

Restricted Shares and Restricted Stock Units.    Restricted shares are actual shares of our Common Stock that are subject to vesting requirements and transfer restrictions. A stock unit represents the right to receive one share of our Common Stock at a future date. Restricted stock units are subject to vesting requirements and may permit the holder to defer receipt of actual shares of our Common Stock to a date subsequent to the date the stock units vest. Awards of restricted shares and restricted stock units generally do not require the recipient to pay for the shares of our Common Stock, but the Compensation Committee has the right to require payment for restricted shares.

Restricted shares and restricted stock units awarded to employees will become fully vested over a period no shorter than three years from the date of grant, except that awards to new employees may vest more quickly. Awards of restricted shares to non-employee directors will become fully vested over a period no shorter than six months. Holders of restricted shares have the same voting and dividend rights as other holders of our Common Stock. While holders of stock units have no voting and dividend rights, as they do not hold actual shares of our Common Stock, awards of stock units may provide for dividend equivalents, which will be paid immediately.

Performance Awards.    A performance award under the 2004 Stock Incentive Plan is an award of restricted shares or stock units where the grant of the award, or the vesting of the award, is subject to the attainment of specified performance goals. The Compensation Committee will set performance goals over periods that it selects in advance, which cannot be shorter than twelve months, and after the end of each period the Compensation Committee will certify the extent to which those goals are attained. The performance goals will be based on the attainment by the Company, or by one or more business units or subsidiaries of the Company, of specified levels of performance criteria, which may include one or more of the following:

•	Pre-tax or after-tax income;

•	Earnings per share;

•	Income from operations;

•	Earnings before interest expense and provision for income taxes (EBIT);

•	Earnings before interest expense, provision for income taxes, depreciation and amortization expenses (EBITDA);

•	Net income;

•	Revenue growth;

•	Economic value added (EVA);

•	Return on net or total assets;

•	Free cash flow from operations;

•	Free cash flow per share;

•	Return on invested capital;

•	Return on stockholders’ equity;

•	Expense reduction;

•	Working capital;

•	Total stockholder return; and

•	Performance of the Company’s stock price.

The Compensation Committee determines whether to measure performance under these criteria in absolute terms or in comparison to the performance of other corporations. In applying these criteria to a particular period, the Compensation Committee may, in its discretion, exclude the impact of the following: unusual or infrequently occurring charges; the amount of all charges and expenses incurred or income earned in connection with any refinancing, restructuring, rationalization, recapitalization or reorganization; the cumulative effect of accounting changes; discontinued operations; and any business units, divisions, subsidiaries or other entities sold or acquired. Notwithstanding the attainment of the performance goals for a particular period, the Compensation Committee may decrease the amount payable under any individual’s performance award, as long as that action does not increase the amount payable to any other holder of a performance award.

Director Awards.    On the first business day following the day of each annual meeting of the stockholders of the Company (including the Meeting), each non-employee director will be either awarded 750 restricted shares of our Common Stock, 750 restricted stock units related to shares of our Common Stock or stock options to purchase 1,500 shares of our Common Stock. The awards will vest over a period of six months, and stock options will have a term of no more than 10 years. The ability to exercise vested stock options after termination of service as a director is limited.

Deferral

The Compensation Committee may permit a plan participant to defer receipt of any cash that otherwise would be paid as a result of the exercise of a stock appreciation right, or of any Common Stock that otherwise would be delivered as restricted shares or as a result of the exercise of a stock option or stock appreciation right or the settlement of stock units. The Compensation Committee may also prescribe rules for the treatment of deferred amounts in the event of a participant’s termination of service. A deferral may be credited with dividend equivalents, interest or other forms of investment return, as determined by the Compensation Committee. Any dividend equivalents provided on the deferral amounts will be paid immediately to the participant. A participant will not have voting rights with respect to deferred shares of Common Stock until the shares are distributed to the participant.

Change in Control

In the event of a change in control of the Company, as defined in the 2004 Stock Incentive Plan, all outstanding stock options and stock appreciation rights will become vested and exercisable, unless the acquiring or surviving corporation assumes those awards or substitutes its own stock for the shares underlying the awards. A change in control will also result in the waiver of all restrictions with respect to outstanding restricted shares and stock units. Any performance awards that have been earned but remain unvested will immediately become vested unless the acquiring or surviving corporation assumes the performance awards or substitutes its own stock for the shares underlying the awards.

A participant’s assumed or substituted stock options, stock appreciation rights, restricted shares, stock units and performance awards will immediately vest if the participant’s service with the Company or the acquiring or surviving corporation is terminated involuntarily without cause within 24 months after the change in control.

Unless an award provides otherwise, any amounts credited to a deferred compensation account will continue to be deferred following a change in control if the Common Stock of the Company continues to be publicly traded. If the Common Stock of the Company is not publicly traded following the change in control, the full value of the deferred amounts will be settled in cash and immediately distributed to the participant.

Transfer

Awards may not be transferred by a participant other than by will or the laws of descent and distribution, except that restricted shares may be freely transferred after the restrictions lapse or are satisfied and shares of Common Stock are delivered.

Amendment and Termination

The 2004 Stock Incentive Plan may be amended or terminated by the Company’s Board of Directors at any time without stockholder approval, except that any material revision to the terms of the plan requires stockholder approval before it can be effective. A revision is “material” for this purpose if, among other changes, it materially increases the number of shares of our Common Stock that may be issued under the plan (other than an increase pursuant to an adjustment for stock splits, stock dividends or other events permitting adjustments under the plan), changes the types of awards under the plan, materially expands the class of persons eligible to receive awards under the plan, materially extends the term of the plan, materially decreases the exercise price at which stock options or stock appreciation rights may be granted in the future, reduces the exercise price of outstanding stock options or stock appreciation rights, or results in the replacement of outstanding stock options or stock appreciation rights with awards that have a lower exercise price. No amendment of the 2004 Stock Incentive Plan can adversely affect the rights of any holder of an outstanding award without the holder’s written consent.

If not terminated earlier by the Company’s Board of Directors, the plan will automatically terminate on the seventh anniversary of the date of this Meeting (or May 27, 2011). No awards may be granted under the plan after it is terminated, but any previously granted awards will remain in effect until they expire in accordance with the terms of the plan and the applicable award agreements.

Federal Income Tax Consequences

The following is a brief summary of the current principal United States federal income tax consequences of the grant, exercise and disposition of awards under the 2004 Stock Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Stock Options and Stock Appreciation Rights

A participant will not recognize any income at the time a stock option or stock appreciation right is granted, nor will the Company be entitled to a deduction at that time. When a stock option is exercised, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of shares of Common Stock received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the holder will recognize ordinary income in an amount equal to the cash received or, if the right is paid in shares of our Common Stock, the fair market value of our Common Stock received as of the date of exercise. Payroll taxes are required to be withheld from the holder on the amount of ordinary income recognized by the holder. The Company will be entitled to a tax deduction with respect to a stock option or stock appreciation right at the same time and in the same amount as the holder recognizes income.

Restricted Shares

A participant will not recognize any income at the time restricted shares of our Common Stock are awarded, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on restricted shares lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, that the participant paid for the shares. A participant may, however, elect within 30 days after receiving restricted shares to recognize ordinary income in the year of receipt instead of the year of vesting. If an election is made, the amount of income recognized by the participant will be equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Payroll taxes are required to be withheld on the income recognized by the participant. The Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

Stock Units

A participant will not recognize any income at the time a stock unit is awarded, nor will the Company be entitled to a deduction at that time. When payment on a stock unit is made, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock received. Payroll taxes are required to be withheld on the income recognized by the participant. The Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

Performance Awards

A participant will not recognize any income at the time a performance award is awarded, nor will the Company be entitled to a deduction at that time. To the extent a performance award is paid in restricted shares, a participant will recognize compensation income in the year in which the award vests and in the amount of the fair market value of the shares of Common Stock as of the vesting date. To the extent a performance award is paid in stock units, a participant will recognize compensation in the year of payment in the amount of the fair market value of the shares of Common Stock as of the payment date. Payroll taxes are required to be withheld on performance awards on the vesting date (or, if the award is not subject to a vesting schedule, on the payment date). The Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Code Section 162(m)

With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1 million paid to covered employees. Compensation paid to covered employees is not subject to the deduction limitation, however, if it is considered “qualified performance-based compensation” within the meaning of Section 162(m). If the stockholders of the Company approve the adoption of the 2004 Stock Incentive Plan at the Meeting, the Company believes that all stock options, stock appreciation rights and awards of restricted shares and stock units that are performance awards granted to covered employees under the 2004 Stock Incentive Plan will be “qualified performance-based compensation,” and therefore may be deducted for federal income tax purposes by the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE SILGAN HOLDINGS INC. 2004 STOCK INCENTIVE PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Independent Auditors

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004. The Board of Directors of the Company is requesting ratification of this appointment by the stockholders of the Company.

A representative of Ernst & Young LLP is expected to be present at the Meeting and to be available to respond to appropriate questions from those attending the Meeting, but is not otherwise expected to make a statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Independent Auditors Fee Information

Audit Fees

Fees for audit services rendered by Ernst & Young LLP in 2003 and 2002 totaled $1.9 million and $1.2 million, respectively, in connection with the audit of the Company’s consolidated financial statements for such years and for reviews of the Company’s unaudited financial statements included in its Quarterly Reports on Form 10-Q for such years.

Audit-Related Fees

Fees for audit-related services rendered by Ernst & Young LLP in 2003 and 2002 totaled $0.1 million and $0.1 million, respectively, in connection with the services in respect of the Company’s procedures related to internal controls over financial reporting and employee benefit plan audits.

Tax Fees

Fees for tax services rendered by Ernst & Young LLP in 2003 and 2002 totaled $0.1 million and $0.2 million, respectively, in connection with tax compliance services and advice.

All Other Fees

In 2003, Ernst & Young LLP did not render any other services to the Company. Fees for all other services rendered by Ernst & Young LLP in 2002 totaled $0.2 million in connection with internal audit services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons holding more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. These directors, officers and ten percent stockholders are also required to furnish us with copies of all such filed reports.

Based solely upon a review of the copies of reports furnished to us and/or representations that no reports were required, we believe that all of our directors, officers and ten percent stockholders complied with all filing requirements under Section 16(a) of the Exchange Act in 2003, except that we have no knowledge whether FMR Corp. and certain related parties filed a Form 4 reporting changes in their beneficial ownership of our Common Stock in 2003.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with the rules and regulations adopted by the Securities and Exchange Commission. Proposals to be considered for inclusion in the Proxy Statement and the form of proxy for our annual meeting of stockholders in 2005 must be received by us at our principal executive offices not later than December 28, 2004. In accordance with the Exchange Act and the rules and regulations promulgated under the Exchange Act, proxies solicited by our Board of Directors will confer discretionary voting authority with respect to any proposal raised at our annual meeting of stockholders in 2005 as to which the proponent has not notified us by March 13, 2005. Proposals should be directed to the attention of the General Counsel, Silgan Holdings Inc., 4 Landmark Square, Stamford, Connecticut 06901.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors and management have no knowledge of any other business matters that will be presented for consideration at the Meeting other than those referred to in this Proxy Statement. However, persons named in the accompanying proxy card shall have authority to vote such proxy as to any other matters that properly come before the Meeting and as to matters incidental to the conduct of the Meeting in accordance with their discretion.

By Order of the Board of Directors,

Frank W. Hogan, III

Secretary

Stamford, Connecticut

April 23, 2004

Appendix A

SILGAN HOLDINGS INC.

CHARTER OF THE

AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

Organization

This Charter governs the operations of the Audit Committee (the “Audit Committee”) of the Board of Directors of Silgan Holdings Inc. (the “Company”). The Audit Committee shall review and reassess this Charter at least annually and shall submit any proposed changes to the Board of Directors of the Company for approval. Additionally, the Audit Committee shall cause this Charter to be filed with the Securities and Exchange Commission (the “SEC”) in accordance with, and when and as required by, the rules and regulations of the SEC.

The Audit Committee shall be appointed by the Board of Directors of the Company and shall assist the Board of Directors in fulfilling its oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit activities and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters. The Audit Committee shall be comprised of at least three Directors, each of whom (x) shall be “independent” as provided in the applicable rules of the National Association of Securities Dealers Inc. (the “NASD”) and the Securities and Exchange Commission as in effect from time to time and (y) shall not have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of income and statement of cash flow. At least one member of the Audit Committee shall have the requisite “financial sophistication” under applicable NASD rules in the judgment of the Board of Directors. The Chairperson of the Audit Committee shall be designated by the Board of Directors, or, if not so designated, by a majority vote of the members of the Audit Committee. If a member of the Audit Committee shall at any time serve simultaneously on the audit committee of more than two other public companies, such member shall promptly inform the Board of Directors thereof.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors of the Company in fulfilling its oversight responsibility to the stockholders of the Company and others relating to the Company’s financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit activities and compliance with legal and regulatory requirements relating to accounting and financial reporting matters and the annual independent audit of the Company’s financial statements. The Audit Committee shall also be directly responsible for the appointment (subject, if applicable, to ratification by the stockholders), compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing and/or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditor of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the independent auditor, the internal auditors, management and the Board of Directors. In discharging its oversight role, the Audit Committee has authority to conduct any investigation appropriate to fulfilling its responsibilities, with full access to the independent auditor and to all books, records, facilities and personnel of the Company. Additionally, for this purpose the Audit Committee may retain, at the Company’s expense, outside legal counsel or other consultants and experts.

The primary responsibility of the Audit Committee is to oversee, on behalf of the Board of Directors of the Company, the financial reporting process established by management and report to the Board of Directors on the results of their activities. Management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those financial statements. The Audit Committee recognizes that management (including the internal audit activities), as well as the independent auditor, have more knowledge and detailed information about the Company than the members of the Audit Committee, and consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

Responsibilities and Processes

In carrying out its oversight responsibilities, the Audit Committee shall undertake the following activities.

Audit Responsibilities

1. The Audit Committee shall be solely responsible for the appointment (subject, if applicable, to ratification by the stockholders of the Company), compensation, retention and oversight of the work of the independent auditor of the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditor is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditor.

2. The Audit Committee shall review, at least annually, the qualifications and performance of the independent auditor. In conducting such review, the Audit Committee shall obtain and review at least annually a report by the independent auditor describing (1) such auditing firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of such auditing firm or by any formal investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board) within the preceding five years with respect to any independent audit carried out by such auditing firm, and any steps taken to deal with any such issues. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners of the independent auditor in accordance with applicable rules and regulations of the SEC and NASD.

3. The Audit Committee shall review the independence of the independent auditor. In connection with its review of the independence of the Company’s independent auditor, the Audit Committee shall require written disclosures from the independent auditor, as required by Independence Standards Board Standard No. 1, regarding their independence and their relationships with the Company and its subsidiaries. The Audit Committee shall discuss with the independent auditor their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Specifically, the Audit Committee shall review and discuss with the independent auditor, on at least an annual basis, all significant relationships they have with the Company that could impair their independence and objectivity. To the extent it deems necessary, the Audit Committee shall recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the independent auditor and satisfy itself that the Company has engaged an independent auditor as required by applicable securities laws and regulations.

4. The Audit Committee shall discuss with management and the independent auditor the overall scope and plans for the Company’s annual audit, including staffing, timing, locations and the internal audit and general audit approach. The Audit Committee shall review the audit plans for their sufficiency. The Audit Committee shall meet separately with the independent auditor, with and without management present, to discuss the results of their examinations along with management’s responses to significant matters. Also, the Audit Committee shall discuss with management and the independent auditor the integrity, adequacy and effectiveness of the Company’s financial reporting processes and accounting and financial controls.

5. The Audit Committee shall review with the independent auditor audit problems or difficulties and management letters provided by the independent auditor and management’s response, including, but not limited to (1) any restrictions on the scope of the independent auditor’s activities, (2) any restriction on the access of the independent auditor to requested materials, (3) any significant disagreements with management and (4) any audit differences that were noted or proposed by the independent auditor but for which the Company’s financial statements were not adjusted (as immaterial or otherwise). The Audit Committee will resolve any disagreements between the independent auditor and management regarding financial reporting.

6. The Audit Committee shall pre-approve any audit or permissible non-audit engagement or relationship between the Company and the independent auditor and shall also approve in advance any internal audit services to be performed by other registered public accounting firms that are not the Company’s independent auditor. The Audit Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services. In connection with the Audit Committee’s approval of non-audit services, the Audit Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence. The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to pre-approve all audit or non-audit services to be provided by the independent auditor and any internal audit services to be performed by any other registered public accounting firm if presented to the Audit Committee at the next regularly scheduled meeting.

7. The Audit Committee shall recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Financial Statement and Disclosure Matters

8. The Audit Committee shall review and discuss, prior to public dissemination, the annual audited and quarterly unaudited financial statements of the Company (including, without limitation, the footnotes) with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices that could materially affect the Company’s financial statements. In addition, the Audit Committee shall review and discuss the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on the annual review, the Audit Committee shall determined whether to recommend to the Board of Directors inclusion of the annual audited financial statements in the Company’s Annual Report on Form 10-K.

9. The Audit Committee shall discuss with the independent auditor the results of the annual audit and quarterly reviews and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards.

10. The Audit Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any material changes in the selection or application of accounting principles, any major issues as to the adequacy of the internal controls and any actions taken in light of material control deficiencies.

11. The Audit Committee shall review disclosures made to the Audit Committee by the CEOs and CFO during their certification process for the Company’s Form 10-Ks and Form 10-Qs.

12. The Audit Committee shall review and discuss reports from the independent auditor on:

•	Critical accounting policies and practices to be used (including major changes thereto).

•	Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramification of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

13. The Audit Committee shall prepare the Audit Committee report that the SEC requires to be included in the Company’s annual proxy statement.

14. When and as required under applicable securities laws and rules, the Audit Committee shall obtain annually a report from the independent auditor, with attestation, regarding management’s assessment of the effectiveness of the internal control structure and procedures for financial reporting.

Compliance Oversight Responsibility

15. The Audit Committee shall discuss with the independent auditor whether it has identified any issues of the type described in Section 10A of the Securities Exchange Act of 1934, as amended (concerning detection of illegal acts).

16. The Audit Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Also, the Audit Committee shall ensure that the Company maintains an anonymous reporting hotline for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

17. The Audit Committee shall review at least annually legal matters with the Company’s General Counsel that may have a material impact on the financial statements, the Company’s compliance policies relating to accounting and financial reporting matters and any material reports or inquiries received from regulators or governmental agencies.

18. The Audit Committee must approve any “related party transactions” required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

Other

19. The Audit Committee shall report to the Board of Directors any issues that arise with respect to the quality or integrity of the Company’s financial statements and compliance with legal or regulatory requirements relating to accounting and financial reporting matters, the performance and independence of the Company’s independent auditor or the performance of the internal audit function.

20. The Audit Committee may, from time to time, conduct such other examinations or reviews as it may deem advisable with respect to the adequacy of the systems of internal accounting controls and accounting practices of the Company and with respect to current accounting trends and developments, and take such action with respect thereto as it may deem appropriate.

21. The Audit Committee shall meet at least four times annually, or more frequently if circumstances require. An agenda for each meeting shall be developed by the Chairperson of the Audit Committee in consultation with management, consistent with this Charter. Members of management and the independent auditor shall attend such meetings as requested by the Audit Committee. Minutes of all meetings of the Audit Committee shall be kept and maintained with the Company’s records.

Appendix B

SILGAN HOLDINGS INC.

2004 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors effective as of April 12, 2004)

B-i

B-ii

B-iii

B-iv

SILGAN HOLDINGS INC.

2004 STOCK INCENTIVE PLAN

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors effective as of April 12, 2004. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging officers, other Key Employees and Outside Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, other Key Employees and Outside Directors with exceptional qualifications and (c) linking officers, other Key Employees and Outside Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Options, SARs, Stock Units and/or Performance Awards. Any Awards granted under the Plan shall be contingent on the approval of the Plan by the Company’s stockholders. If their approval is not obtained, the Plan will have no effect, and any Awards granted under the Plan shall be rescinded.

SECTION 2. DEFINITIONS.

“162(m) Employee” shall mean an Employee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own less than 50% of such entity.

“Award” shall mean any award of a Restricted Share, an Option, a SAR or a Stock Unit or a Performance Award under the Plan.

“Award Agreement” shall mean the agreement between the Company and the recipient of an Award, which contains the terms, conditions and restrictions pertaining to such Award.

“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

“Cause” shall have the definition given to such term in the Employee’s employment agreement if the Employee has such an agreement containing a definition of “Cause”. If the Employee does not have such an agreement, “Cause” shall mean gross misconduct or willful and material breach of the individual’s duties as an Employee, as determined by the Committee in its sole discretion.

“Change in Control” shall mean the occurrence of any of the following events:

(i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) or (B) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege, unless the security being so converted was itself directly acquired from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction that complies with clauses (A) and (B) of paragraph (iii) of this definition; or

(ii) a change in the composition of the Board of Directors such that the individuals who, as of the effective date of the Plan, constitute the Board of Directors (such Board of Directors shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute two thirds of the Board of

Directors; provided, however, for purposes of this paragraph, that any individual (i) who was nominated to the Board of Directors in accordance with the procedures described in the Stockholders Agreement between R. Philip Silver and D. Greg Horrigan and the Board of Directors, dated as of February 14, 1997, as that agreement may be amended from time to time, or (ii) whose election or nomination for election by the Company’s stockholders was approved by a vote of a majority of those individuals who are members of the Board of Directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual was a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of any actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors shall not be so considered as a member of the Incumbent Board; or

(iii) consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are beneficial owners of the Outstanding Company Voting Securities and Outstanding Company Common Stock, respectively, immediately prior to such Corporate Transaction shall beneficially own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or the outstanding shares of common stock, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as the result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Company Voting Securities or Outstanding Company Common Stock, as the case may be, and (B) individuals who were members of the Incumbent Board shall constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

“Company” shall mean Silgan Holdings Inc., a Delaware corporation.

“Disability” shall mean a condition entitling an Employee to long-term disability benefits under a long-term disability plan sponsored by the Company or a Parent or Subsidiary of the Company, or under the U.S. Social Security Act. For Outside Directors, “Disability” shall mean the inability by reason of illness or injury to perform substantially all duties as an Outside Director during any continuous period of 180 days.

“Employee” shall mean any individual who is classified as an employee on the payroll records of the Company, a Parent or a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Award Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

“Fair Market Value” with respect to a Share, shall mean, for any particular determination date, (i) if the Stock is listed or admitted to trade on a national securities exchange, the average of the high and low sales prices for the Stock on such date on the composite tape of the principal national securities exchange on which the Stock is so listed or admitted to trade, (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the average of the high and low sales prices for the Stock on such date as furnished by the National Association of Securities Dealers, Inc. through NASDAQ (or a similar organization if NASDAQ is no longer reporting such information), or (iii) if the Stock is not listed or admitted to trade on a national securities exchange and if sales prices for the Stock are not so furnished through NASDAQ or a similar organization, the fair market value of the Stock on such date as determined in good faith by the Committee, taking into consideration, among other things, recent sales of the Stock.

“Key Employee” means any Employee (including any officer) who is designated by the Committee as eligible to receive Awards under the Plan.

“Maximum Amount” shall mean the maximum amount of Performance Awards that can be earned if the Performance Criteria are satisfied, as determined by the Committee.

“Option” shall mean a nonstatutory stock option granted under Section 8 of the Plan and entitling the holder to purchase Shares.

“Outside Director” shall mean a member of the Board of Directors who is not an Employee of the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan.

“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

“Participant” shall mean an individual or estate who holds an Award.

“Performance Award” shall mean an Award granted under Section 12 of the Plan.

“Performance Criteria” shall mean, with respect to any Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Criteria for a Performance Cycle any one or combination of the measures set forth on Exhibit A. Any such amendment of the Performance Criteria shall have no effect on Awards granted before the date of such amendment.

“Performance Cycle” shall mean, with respect to any Award that vests based on Performance Measures, the period of 12 months or longer over which the level of performance will be assessed. The first Performance Cycle under the Plan shall begin on such date as is set by the Committee, in its discretion, but in no event earlier than January 1, 2004, provided that 162(m) Employees may not receive Performance Awards under this Plan for any Performance Cycle beginning prior to January 1, 2005.

“Plan” shall mean this 2004 Stock Incentive Plan of Silgan Holdings Inc., as amended from time to time.

“Prior Plans” shall mean the Silgan Holdings Inc. Fourth Amended and Restated 1989 Stock Option Plan and the Silgan Holdings, Inc. 2002 Non-Employee Directors Stock Option Plan.

“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

“Restricted Share” shall mean a Share awarded under Section 6 of the Plan.

“Restricted Stock Unit” shall mean a Stock Unit awarded under Section 11 of the Plan.

“Retirement” shall mean voluntary termination of Service on or after age 60 with 10 years of Service.

“SAR” shall mean a stock appreciation right granted under Section 10 of the Plan.

“Service” shall mean service as an Employee or Outside Director.

“Share” shall mean one share of Stock, as adjusted in accordance with Section 17 (if applicable).

“Stock” shall mean the authorized and issuable common stock of the Company ($.01 par value).

“Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under Section 11 of the Plan.

“Subsidiary” shall mean any corporation, if the Company and the other subsidiaries of the Company own, in the aggregate, not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.    ADMINISTRATION.

(a)    Committee Composition.    The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, the composition of the Committee shall satisfy

(i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act;

(ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; and

(iii) such rules as the applicable national securities exchange may establish for directors serving on the compensation committee of a company listed on such exchange or, if the Stock is not listed on any national securities exchange, such rules as the National Association of Securities Dealers may establish for directors serving on the compensation committee of a company listed on NASDAQ.

(b)    Committee Procedures.    The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c)    Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v) To select the Award recipients;

(vi) To determine the number of Shares to be offered to each Participant or to be made subject to each Option;

(vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and the vesting of the Award, and to specify the provisions of the Award Agreement relating to such award or sale;

(viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and the vesting or duration of the Option, and to specify the provisions of the Award Agreement relating to such Option;

(ix) To prescribe the terms and conditions of each Performance Award, including (without limitation) the applicable Performance Criteria, the vesting of the Award and the timing of distributions, to specify the provisions of the Award Agreement relating to such Performance Award, to evaluate the applicable level of performance over a Performance Cycle, and to certify the level of performance attained with respect to the Performance Criteria;

(x) To amend any outstanding Award Agreement, subject to applicable legal restrictions, to applicable stock exchange or stock market rules, and to the consent of the Participant who entered into such agreement, provided that the prohibitions on the repricing of Stock Options and Stock Appreciation Rights, as described in Sections 8(h) and 10(f), respectively, may not be waived, and the terms and conditions of Awards to officers and directors subject to Section 16 of the Exchange Act cannot be modified, amended or waived other than on account of death, disability, retirement, a change in control, or a termination of employment in connection with a business transfer;

(xi) To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration;

(xii) To make any adjustments to the Plan (including, but not limited to, adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Section 17;

(xiii) To make any modifications to the Plan that the Committee may determine to be necessary to implement and administer the Plan in countries outside the United States;

(xiv) To determine under which circumstances Awards may be deferred by a Participant and the extent to which a deferral shall be credited with dividend equivalents, interest or any other form of investment return;

(xv) To determine the disposition of each Award under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xvi) To determine whether Awards under the Plan shall be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xvii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement; and

(xviii) To take any other actions deemed necessary or advisable for the administration of the Plan.

(d)    Delegation.    The Committee may not delegate any authority or responsibility granted to the Committee in subsection (c) of this Section 3.

SECTION 4.    ELIGIBILITY.

Only officers and other Key Employees shall be eligible for the grant of SARs and Performance Awards. Officers, other Key Employees and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units and Options.

SECTION 5.    STOCK SUBJECT TO PLAN.

(a)    Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares that may be issued in connection with Options, SARs, Stock Units, Restricted Shares and Performance Awards awarded under the Plan shall not exceed 900,000 Shares, which includes the number of Shares remaining available for future grants under the Prior Plans as of the date this Plan is approved by stockholders. The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 17.

(b)    Application of Limitation.    The number of Shares available for future Awards under the Plan shall be reduced (i) in the case of Awards of Options and SARs, by the number of Shares issuable upon exercise of such Options, and (ii) in the case of Awards of Restricted Shares or Stock Units by two Shares for every one Restricted Share or Stock Unit awarded. For this purpose, when an Option and SAR are awarded in tandem, so that exercise of one results in cancellation of the other, the Option and SAR shall be deemed to relate to the same Share. If Awards are forfeited or cancelled or expire or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. Shares granted under this Plan in connection with Awards that are assumed, converted or substituted as a result of the acquisition of another business, corporation or other entity by the Company or a combination of the Company with another business, corporation or entity shall not reduce the number of Shares available for Awards under the Plan. Shares granted under the Prior Plans shall not again become available for Awards under the Plan, even if the Shares expire or terminate or are forfeited, cancelled, or settled in cash.

(c)    Dividends and Dividend Equivalents.    The Committee in its discretion may provide in any Award Agreement that dividends and dividend equivalents shall be paid or credited on vested Awards or on all Awards granted under the Award Agreement. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Awards available under the Plan. Dividends and dividend equivalents may be distributed immediately or credited to a deferred compensation account established for the Participant by the Committee as an entry on the Company’s books, as elected by the Participant. The Committee shall determine any terms and conditions on deferral of a dividend or dividend equivalent, including any interest or other form of investment return.

(d)    Limits on Individual Grants.    Subject to Section 17, no Participant may be granted Awards of more than 112,500 Restricted Shares or Stock Units (or any combination thereof) during any period of 36 consecutive months. Performance Awards shall be paid in Restricted Shares or Stock Units, and shall be subject to the limit set forth in the preceding sentence. Subject to Section 17, no Participant may be granted Awards of Options or SARs (or any combination thereof) with respect to more than 225,000 Shares during any period of 36 consecutive months (for this purpose, when an Option and SAR are awarded in tandem, so that exercise of one results in cancellation of the other, the Option and SAR shall be deemed to relate to the same Shares).

SECTION 6.    RESTRICTED SHARES.

(a)    Award Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by an Award Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Committee may condition a Participant’s eligibility for a grant of Restricted Shares on the achievement by the Company or a Subsidiary or business unit of the Company of a target level of performance for a specified Performance Cycle, in which case the Award shall be a Performance Award subject to Section 12. The provisions of the various Award Agreements granting Restricted Shares under the Plan need not be identical.

(b)    Payment for Awards.    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past service and future service. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

(c)    Vesting.    Each Award of Restricted Shares to an Employee shall become fully vested, in the discretion of the Committee, over a period no shorter than three years from the date of grant, as specified in the Award Agreement, except that Restricted Shares granted to a new Employee in the fiscal year of the Company in which his or her Service first commences may become vested more quickly, but over a period no shorter than one year from the date of grant. Vesting shall occur, at once or in installments, upon satisfaction of the conditions specified in the Award Agreement. If the conditions on vesting have not been satisfied as of the Employee’s termination of employment, the unvested Shares shall be forfeited, provided that an Award Agreement may provide for accelerated vesting in the event of the Employee’s death, Disability or Retirement or other events. Restricted Shares shall immediately become vested in the event of a Change in Control unless the Shares vest on the basis of the performance of the Company, a Subsidiary or a business unit, in which case the provisions of Section 12 shall control, or the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Restricted Shares or substitutes its own stock for the outstanding Restricted Shares or the outstanding Restricted Shares are converted into stock of the surviving corporation or its parent or subsidiary. If the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Restricted Shares or substitutes its own stock for the Restricted Stock, a Participant’s assumed or substituted Shares shall become fully vested in the event the Participant’s service with the Company or the acquiring or surviving corporation (or with any of their respective parent or subsidiary corporations) is terminated involuntarily without Cause within 24 months after the Change in Control. The vesting requirements of Restricted Shares granted to Outside Directors shall be subject to Section 15(b).

(d)    Voting and Dividend Rights.    Participants holding Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, except that Restricted Shares shall be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the Award vests.

SECTION 7.    OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Duration of Offers and Nontransferability of Rights.    Any right to acquire Shares under the Plan (other than pursuant to an Option) shall automatically expire if not exercised by the Participant 30 days after the grant of such right was communicated to him or her by the Committee. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(b)    Withholding Taxes.    As a condition to the purchase of Shares, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

SECTION 8.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Award Agreement.    Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the recipient and the Company. All Options granted under the Plan shall be nonstatutory stock options. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements granting Options under the Plan need not be identical.

(b)    Exercise Price.    Each Award Agreement granting Options shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except for Options granted in connection with Awards that are assumed, converted or substituted as a result of the acquisition of another business, corporation or other entity by the Company or a combination of the Company with another business, corporation or entity. Subject to the foregoing in this Section 8(b), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 9.

(c)    Withholding Taxes.    As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

(d)    Exercisability.    Each Award Agreement granting Options shall specify the date when all or any installment of the Option is to become exercisable. Each Option granted to an Employee shall become fully vested, in the discretion of the Committee, over a period no shorter than 12 months. Vesting shall occur, at once or in installments, upon satisfaction of the conditions specified in the Award Agreement. If the conditions on vesting have not been satisfied as of the Employee’s termination of employment, the unvested Options shall be forfeited. Subject to the foregoing in this subsection (d), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable. Such provisions need not be uniform among all Options issued pursuant to the Plan. The vesting requirements of Options granted to Outside Directors shall be subject to Section 15(b).

(e)    Term of the Option.    The Award Agreement granting Options to an Employee shall also specify the term of the Option, which term shall not be longer than seven years, and shall provide for extension of the Option term or expiration of the Option prior to the end of the term in the event of the termination of the Employee’s Service, as described below:

(i) In the event of the Employee’s termination of Service due to death or Disability, the term of the Option shall expire as of the earlier of the first anniversary of such termination of Service or the original expiration date specified in the Award Agreement; provided, however, that there shall be a minimum period of six months following such death to exercise any vested Options, regardless of the original expiration date specified in the Award Agreement.

(ii) In the event of the Employee’s Retirement, the term of the Option shall expire as of the earlier of the first anniversary of the Employee’s Retirement or the original expiration date specified in the Award Agreement; provided, however, that if the Employee dies during such post-Retirement period, there shall be a minimum period of six months following such death to exercise any vested Options, regardless of the original expiration date specified in the Award Agreement.

(iii) In the event of the involuntary termination of the Employee’s Service without Cause, the term of the Option shall expire as of the earlier of 90 days following the date of the Employee’s termination or the original expiration date specified in the Award Agreement; provided, however, that if the Employee dies during such 90-day period there shall be a minimum period of six months following such death to exercise any vested Options, regardless of the original expiration date specified in the Award Agreement.

(iv) In the event of the Employee’s voluntary resignation (other than Retirement) or the Employee’s involuntary termination of Service for Cause, all outstanding Options shall immediately be cancelled.

Options granted to an Employee may be awarded in combination with SARs, and such an Award shall provide that the Options shall not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this subsection (e), the Committee at its sole discretion shall determine when an Option is to expire. Such provisions need not be uniform among all Options issued pursuant to the Plan.

The term of any Option granted to Outside Directors shall conform to the requirements of Section 15(c).

(f)    Effect of Change in Control.    An Option shall become exercisable as to all of the Shares subject to such Option in the event of a Change in Control, unless the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Options or substitutes its own stock for the Shares underlying the outstanding Options. If the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Options or substitutes its own stock for the Shares underlying the outstanding Options, a Participant’s assumed Options or substituted options shall become exercisable as to all of the shares subject to such options in the event the Participant’s service with the Company or the acquiring or surviving corporation (or with any of their respective parent or subsidiary corporations) is terminated involuntarily without Cause within 24 months after the Change in Control.

(g)    No Rights as a Stockholder.    A Participant or a transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made to the Award, except as provided in Section 17.

(h)    Prohibition on Repricing.    The Committee shall not reduce the Exercise Price of an Option (except for adjustments permitted by Section 17), or cancel and replace an existing Option with an Option having a lower Exercise Price, without first obtaining approval for such actions from the Company’s stockholders.

SECTION 9.    PAYMENT FOR SHARES.

(a)    General Rule.    The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America or an approved cash equivalent at the time when such Shares are purchased, either alone or in combination with one or both of the payment methods permitted under Section 9(b) and 9(c) below.

(b)    Surrender of Stock.    To the extent that an Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares that have already been owned by the Participant or his representative for more than six months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. Notwithstanding the foregoing, the Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)    Cashless Exercise.    To the extent that an Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 10.    STOCK APPRECIATION RIGHTS.

(a)    Award Agreement.    Each grant of a SAR under the Plan shall be evidenced by an Award Agreement between the recipient and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Award Agreements granting SARs under the Plan need not be identical.

(b)    Exercise Price.    Each Award Agreement granting SARs shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except for SARs granted in combination with Options or in connection with Awards that are assumed, converted or substituted as a result of the acquisition of another business, corporation or other entity by the Company or a combination of the Company with another business, corporation or entity. Subject to the foregoing in this Section 10(b), the Exercise Price under any SAR shall be determined by the Committee at its sole discretion.

(c)    Exercisability.    Each Award Agreement granting SARs shall specify the date when all or any installment of the SAR is to become exercisable. Each SAR shall become fully vested, in the discretion of the Committee, over a period no shorter than 12 months. Vesting shall occur, at once or in installments, upon satisfaction of the conditions specified in the Award Agreement. If the conditions on vesting have not been satisfied as of the Participant’s termination of employment, the unvested SAR shall be forfeited. Subject to the foregoing in this Section 10(c), the Committee at its sole discretion shall determine when all or any installment of a SAR is to become exercisable. Such provisions need not be uniform among all SARs issued pursuant to the Plan.

(d)    Term of SAR.    The Award Agreement granting the SAR shall also specify the term of the SAR, which term shall not be longer than seven years, and may provide for extension of the SAR term or expiration prior to the end of the SAR term in the event of the termination of the Participant’s employment.

(i) In the event of the Participant’s termination of Service due to death or Disability, the term of the SAR shall expire as of the earlier of the first anniversary of such termination of Service or the original expiration date specified in the Award Agreement; provided, however, that there shall be a minimum period of six months to exercise any vested SARs following such termination of Service, regardless of the original expiration date specified in the Award Agreement.

(ii) In the event of the Participant’s Retirement, the term of the SAR shall expire as of the earlier of the first anniversary of the Participant’s Retirement or the original expiration date specified in the Award Agreement; provided, however, that if the Participant dies during such post-Retirement period, there shall be a minimum period of six months following such death to exercise any vested SARs, regardless of the original expiration date specified in the Award Agreement.

(iii) In the event of the involuntary termination of the Participant’s Service without Cause, the term of the SAR shall expire as of the earlier of 90 days following the date of the Participant’s termination or the original expiration date specified in the Award Agreement; provided, however, that if the Participant dies during such 90-day period there shall be a minimum period of six months following such death to exercise any vested SARs, regardless of the original expiration date specified in the Award Agreement.

(iv) In the event of the Participant’s voluntary resignation (other than Retirement) or the Participant’s involuntary termination of Service for Cause, all outstanding SARs shall immediately be cancelled.

A SAR may be awarded in combination with an Option either at the time of the Option grant or any time thereafter. Such an Award shall provide that the SAR shall not be exercisable unless the related Option is forfeited. A SAR granted under the Plan may provide that it shall be exercisable only in the event of a Change in Control. Subject to the foregoing in this Section 10(c), the Committee at its sole discretion shall determine when a SAR is to expire. Such provisions need not be uniform among all SARs issued pursuant to the Plan.

(e)    Effect of Change in Control.    A SAR shall become fully exercisable in the event of a Change in Control, unless the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding SAR or substitutes its own stock for the Shares underlying the outstanding SARs. If the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding SARs or substitutes its own stock for the Shares underlying the outstanding SARs, a Participant’s assumed SARs or substituted SARs shall become exercisable as to all of the shares subject to such SARs in the event the Participant’s service with the Company or the acquiring or surviving corporation (or with any of their respective parent or subsidiary corporations) is terminated involuntarily without Cause within 24 months after the Change in Control.

(f)    Exercise of SARs.    If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Participant holding the SAR (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of any cash or the Fair Market Value of any Shares received upon exercise of a SAR shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SAR exceeds the Exercise Price.

(g)    Prohibition on Repricing.    The Committee shall not reduce the Exercise Price of a SAR (except for adjustments permitted by Section 17), or cancel and replace an existing SAR with a SAR having a lower Exercise Price, without first obtaining approval for such actions from the Company’s stockholders.

SECTION 11.    RESTRICTED STOCK UNITS.

(a)    Award Agreement.    Each grant of Restricted Stock Units under the Plan shall be evidenced by an Award Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Award Agreement shall specify the number of Restricted Stock Units and the circumstances (if any) under which the Stock Units can be deferred. The Committee may condition a Participant’s eligibility for a grant of Restricted

Stock Units on the achievement by the Company or a Subsidiary or business unit of the Company of a target level of performance for a specified Performance Cycle, in which case the Award shall be a Performance Award subject to Section 12. The provisions of the various Award Agreements granting Stock Units under the Plan need not be identical.

(b)    Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)    Vesting Conditions.    Each Award of Restricted Stock Units to an Employee shall become fully vested, in the discretion of the Committee, over a period no shorter than three years, as specified in the Award Agreement, except that Restricted Stock Units granted to a new Employee in the fiscal year of the Company in which his Service commences may vest more quickly. Vesting shall occur, at once or in installments, upon satisfaction of the conditions specified in the Award Agreement. If the conditions on vesting have not been satisfied as of the Employee’s termination of employment or directorship, the unvested Stock Units shall be forfeited. Restricted Stock Units shall immediately become vested in the event of a Change in Control unless the Stock Units vest on the basis of the performance of the Company, a Subsidiary or a business unit, in which case the provisions of Section 12 shall control, or unless the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Stock Units or substitutes its own stock for the outstanding Stock Units. If the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Stock Units or substitutes its own stock for the Shares underlying the outstanding Stock Units, a Participant’s assumed or substituted Restricted Stock Units shall become immediately vested in the event the Participant’s service with the Company or the acquiring or surviving corporation (or with any of their respective parent or subsidiary corporations) is terminated involuntarily without Cause within 24 months after the Change in Control. The vesting requirements of Restricted Stock Units granted to Outside Directors shall be subject to Section 15(b).

(d)    Voting and Dividend Rights.    Participants holding Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. The Committee, in its discretion, may grant dividend equivalents from the date of grant or only after a Stock Unit is vested.

(e)    Settlement of Stock Units.    Settlement of vested Stock Units shall be made in the form of Shares, except that dividend equivalents credited on Stock Units shall be paid in cash. Distribution of Shares attributable to Stock Units may occur or commence when all vesting and settlement conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date in accordance with Section 18. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 17.

(f)    Creditors’ Rights.    A Participant holding Stock Units shall have no rights thereby other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

SECTION 12.    PERFORMANCE AWARDS.

(a)    Award Agreement.    Each grant of Performance Awards under this Plan shall be evidenced by an Award Agreement between the recipient and the Company. Such Performance Awards shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Award Agreements granting Performance Awards under the Plan need not be identical.

(b)    Eligibility.    Within 90 days after the commencement of a Performance Cycle, the Committee shall determine the Employees who are eligible to receive a Performance Award for the Performance Cycle, provided that the Committee may determine the eligibility of any Employee other than a 162(m) Employee after the expiration of this 90-day period.

(c)    Performance Cycle.    Performance Awards shall be granted in connection with a Performance Cycle, as determined by the Committee in its discretion, provided that a Performance Cycle may be no shorter than 12 months and no longer than 5 years.

(d)    Earn-Out.

(i) Within 90 days after the commencement of a Performance Cycle, the Committee shall fix and establish in writing the Performance Criteria that shall apply to that Performance Cycle and the Maximum Amount that may be paid to each recipient of a Performance Award. The Committee shall also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Performance Award shall be paid, and, if applicable, the maximum amount that may be earned upon attainment of various levels of performance that equal or exceed the minimum required level, and any vesting schedule that shall apply after the Performance Award is earned.

(ii) The Committee may, in its discretion, select Performance Criteria that measure the performance of the Company or one or more business units or Subsidiaries of the Company. The Committee may select Performance Criteria that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

(iii) The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the Performance Awards payable to any Employee with respect to any given Performance Cycle, provided that no reduction shall result in an increase in the dollar amount or number of Shares payable under any Performance Award of another Employee.

(iv) No 162(m) Employee shall be paid any Performance Award until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Criteria. Performance Awards awarded to Participants who are not 162(m) Employees shall be based on the Performance Criteria and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Criteria and formulas may be the same as or different than the Performance Criteria and formulas that apply to 162(m) Employees.

(e)    Vesting.

(i) Each Performance Award shall vest, in the discretion of the Committee, over such period as is specified in the Award Agreement. If the conditions on vesting have not been satisfied as of the Participant’s termination of employment with respect to any earned Performance Awards, the unvested Performance Awards shall be forfeited.

(ii) In the event of a Change in Control, any Performance Award (including any dividend equivalents, interest or other forms of return credited on the Performance Award) that has been earned but remains unvested shall immediately become fully vested, unless the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Performance Award, converts the Performance Award to its own stock, or substitutes its own stock for any Shares underlying the Performance Award. If the acquiring or surviving corporation or its parent or subsidiary assumes the outstanding Performance Awards, converts the Performance Award to its own stock, or substitutes its own stock for any Shares underlying the Performance Award, a Participant’s assumed or substituted Performance Awards shall become immediately vested in the event the Participant’s service with the Company or the acquiring or surviving corporation (or with any of their respective parent or subsidiary corporations) is terminated involuntarily without Cause within 24 months after the Change in Control.

(f)    Settlement of Performance Awards.    Performance Awards shall be settled solely in the form of Restricted Shares or Stock Units or any combination of the foregoing.

(g)    Dividend Equivalents.    A Performance Award may be credited with dividend equivalents, interest or any other form of investment return, as determined by the Committee. These credits shall be distributed to the Participant immediately.

(h)    Section 162(m) of the Code.    It is the intent of the Company that Performance Awards be “performance-based compensation” for purposes of Section 162(m) of the Code, that this Section 12 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(C) of the Code and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, the provision shall be interpreted and deemed amended so as to avoid this conflict.

SECTION 13.    LEAVES OF ABSENCE.

An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any Subsidiary), as determined in the sole discretion of the Committee. Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting or if continued service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee shall determine which leaves count toward Service and when Service terminates for all purposes under the Plan.

SECTION 14.    TERMINATION FOR CAUSE.

Notwithstanding anything to the contrary herein, if an Employee incurs a termination of Service for Cause, then all of the Employee’s outstanding Options and SARs, whether vested or unvested, and all of the Employee’s unvested Restricted Shares and Restricted Stock Units shall immediately be cancelled.

SECTION 15.    DIRECTOR AWARDS.

(a)    Annual Grant.    On the first business day following the day of each annual meeting of the stockholders of the Company, each Outside Director shall be granted, in the discretion of the Board of Directors, 750 Restricted Shares, 750 Restricted Stock Units or an Option to purchase 1,500 Shares, in each case subject to adjustment as provided in Section 17. Notwithstanding anything to the contrary herein, the Board of Directors shall determine the terms of any Award to an Outside Director, which terms shall be set forth in an Award Agreement between the recipient and the Company. The terms of any Award of Restricted Shares shall conform to the provisions of Section 6, the terms of any Award of Restricted Stock Units shall conform to the provisions of Section 11, and the terms of any Award of Options shall conform to the provisions of Section 8, in each case except to the extent specifically modified by this Section 15.

(b)    Vesting.    Each Award of Restricted Shares, Restricted Stock Units or Options to an Outside Director shall become fully vested, in the sole discretion of the Board of Directors, over a period no shorter than six months, as specified in the Award Agreement. Vesting shall occur, at once or in installments, upon satisfaction of the conditions set forth in the Award Agreement. If the conditions on vesting have not been satisfied as of the termination of the Outside Director’s Service, the unvested Awards shall be forfeited.

(c)    Option Term.    The Award Agreement granting an Option shall specify the term of the Award, which term shall not be longer than 10 years, and shall provide for expiration of the Option prior to the end of the term in the event of termination of the Outside Director’s Service, as described below:

(i) In the event of termination of the Outside Director’s Service due to death or Disability, the term of the Option shall expire as of the earlier of the first anniversary of such termination of Service or the original expiration date specified in the Award Agreement.

(ii) In the event of the Outside Director’s involuntary termination of Service or termination of Service due to the expiration of the Outside Director’s term on the Board of Directors, the term of the Option shall expire as of the earlier of 90 days following the date of the Outside Director’s termination or the original expiration date specified in the Award Agreement.

(iii) In the event of the Outside Director’s voluntary resignation prior to the expiration of the Outside Director’s term on the Board of Directors, all outstanding Options shall immediately be cancelled and all unvested Restricted Shares shall immediately be forfeited.

SECTION 16.    DEATH OF RECIPIENT.

Any Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of an Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

SECTION 17.    ADJUSTMENT OF SHARES.

(a)    Adjustments.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Shares available for future Awards under Section 5(a);

(ii) The limitation on Shares available for grant to any individual under Section 5(d);

(iii) The number of Shares covered by each outstanding Option and SAR;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any Award that has not yet been settled.

Except as provided in this Section 17, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. No adjustment shall be made with respect to Awards granted to a 162(m) Employee to the extent the adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code.

(b)    Dissolution or Liquidation.    To the extent not previously exercised or settled, all Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)    Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for the following:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, provided that any such Award shall become immediately and fully vested if the employment of the Participant holding the Award is involuntarily terminated without Cause within 24 months of the effective date of the reorganization;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards. provided that any such Award shall become immediately and fully vested if the employment of the Participant holding the Award is involuntarily terminated without Cause within 24 months of the effective date of the reorganization;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the outstanding Awards (including any dividend equivalents, interest or other return credited to the Participant’s deferred compensation account) in cash or cash equivalents followed by cancellation of such Awards.

When an Award is granted or at any time thereafter, the Committee, in its discretion, may specify how the Award shall be treated in the event of a merger or other reorganization if the agreement of merger or reorganization does not make provision for outstanding Awards.

(d)    Reservation of Rights.    Except as provided in this Section 17, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price of Shares subject to an Option or SAR. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 18.    DEFERRAL OF AWARDS.

(a)    Deferral Forms.    The Committee (in its sole discretion) may permit an Employee or Outside Director to:

(i) have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units;

(ii) have cash that otherwise would be paid to such Employee as a result of the exercise of a SAR credited to a deferred compensation account established for such Employee by the Committee as an entry on the Company’s books; or

(iii) have Shares that otherwise would be delivered to such Participant as Restricted Shares or as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)    Deferral Conditions.    If the deferral or conversion of Awards is permitted, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) with respect to the settlement of deferred compensation accounts established under this Section 18. The Award Agreement may provide that, in the event of the Participant’s death, disability, involuntary termination of Service or attainment of a particular age, a deferred Award shall be paid to the Participant, to the extent vested, unless the Participant affirmatively elects to continue to defer distribution.

(c)    Effect of a Change in Control.    In the event of a Change in Control, any amounts credited to a deferred compensation account shall continue to be deferred if the Stock of the Company continues to be publicly traded following the Change in Control, except to the extent that the Award Agreement provides otherwise. If the Stock of the Company is not publicly traded following the Change in Control, the full value of the deferred amounts shall be settled in cash or cash equivalents and immediately distributed to the Participant.

(d)    Voting and Dividend Rights.    A deferred compensation account established under this Section 18 may be credited with dividend equivalents, interest or other forms of investment return, as determined by the Committee in its discretion. Any dividend equivalents issued on the deferred amounts shall be paid to the Participant immediately. A Participant shall not have voting rights with respect to deferred Shares until the Shares are distributed to the Participant. A Participant for whom a deferred compensation account is established shall have no rights with respect to the deferred amounts other than the rights of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between the Participant and the Company.

SECTION 19.    FRACTIONAL SHARES.

No fractional Shares shall be issued under the Plan. If a Participant acquires the right to receive a fractional Share under the Plan, the Participant shall receive, in lieu of the fractional Share, an amount in cash equal to the Fair Market Value of the fractional Share as of the date of settlement of the Award.

SECTION 20.    AWARDS UNDER OTHER PLANS.

The Company may grant awards under other agreements, plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan as Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5(a).

The Company may also grant Shares under this Plan in connection with Awards that are assumed, converted or substituted as a result of the acquisition of another business, corporation or other entity by the Company or a combination of the Company with another business, corporation or entity. Such Shares shall not reduce the number of Shares available under Section 5(a).

SECTION 21.    NONTRANSFERABILITY OF AWARD.

No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons shall otherwise acquire any rights therein, except as provided below:

(a) An Award may be transferred by will or by the laws of descent or distribution.

(b) Restricted Shares may be freely transferred after the Shares vest and are delivered to the Participant, provided that Restricted Shares awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (b), “affiliate” shall have the meaning assigned to that term under Rule 144.

SECTION 22.    LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, applicable state securities laws and regulations and the regulations of the National Association of Securities Dealers or any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency that the Company determines is necessary or advisable. Awards under the Plan are also intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of the Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid conflict. No Participant shall be entitled to receive, exercise, transfer or settle any Award if the grant, exercise, transfer or settlement would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

SECTION 23.    WITHHOLDING TAXES.

(a)    General.    To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)    Method of Satisfying Withholding Obligations.    The Committee, in its sole discretion, may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares or cash that otherwise would be issued to him or her, or by surrendering all or a portion of any Shares that he or she previously acquired and has held for at least six months. Such Shares shall be valued at their Fair Market Value as of the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 24.    NO EMPLOYMENT RIGHTS.

No provision of the Plan nor any right or Option granted under the Plan shall be construed to give any person the right to become, to be treated as, or to remain an Employee or director of the Company. The Company and its Subsidiaries reserve the right to terminate any person’s employment at any time and for any reason, with or without notice.

SECTION 25.    NO SEGREGATION OF ASSETS.

Neither the Company nor any Subsidiary shall be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

SECTION 26.    EFFECT ON OTHER PLANS.

Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan shall have no impact on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

SECTION 27.    DURATION AND AMENDMENTS.

(a)    Term of the Plan.    The Plan, as set forth herein, shall terminate automatically on May 27, 2011, and may be terminated on any earlier date pursuant to subsection (b) below.

(b)    Right to Amend or Terminate the Plan.    The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with the consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. Notwithstanding the foregoing, no material revision to the terms of the Plan shall be effective until the amendment is approved by the stockholders of the Company. A revision is “material” for this purpose if, among other changes, it materially increases the number of Shares that may be issued under the Plan (other than an increase described in Section 5(b) or Section 17 of the Plan), changes the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan or decreases the Exercise Price at which Options or SARs may be granted (other than an adjustment in Exercise Price permitted by Section 17).

(c)    Effect of Amendment or Termination.    The termination of the Plan or any amendment thereof shall not affect any Share previously issued or any Award previously granted under the Plan. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or SAR or settlement of a Stock Unit granted prior to such termination.

SECTION 28.    CHOICE OF LAW.

The Plan and all determinations made and actions taken under the Plan shall be governed by the internal substantive laws, and not the choice of law rules, of the State of Delaware and construed accordingly, to the extent not superseded by federal law.

SECTION 29.    SEVERABILITY.

If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other parts of the Plan, which shall remain in full force and effect.

SECTION 30.    EXECUTION.

To record the adoption of the Plan by the Board of Directors effective as of April 12, 2004, the Company has caused its authorized officer to execute the same.

SILGAN HOLDINGS INC.

By	/S/ R. PHILIP SILVER
R. Philip Silver
Chairman of the Board and
Co-Chief Executive Officer

EXHIBIT A

PERFORMANCE CRITERIA

In establishing performance targets to measure the performance of the Company, a Subsidiary or a business unit during a specified period pursuant to Section 12 of the Plan, the Committee shall select one or more of the following business criteria:

(i) pre-tax or after-tax income;

(ii) earnings per Share;

(iii) income from operations;

(iv) earnings before interest expense and provision for income taxes (EBIT);

(v) earnings before interest expense, provision for income taxes, depreciation and amortization expenses (EBITDA);

(vi) net income;

(vii) revenue growth;

(viii) economic value added (EVA);

(ix) return on net or total assets;

(x) free cash flow from operations;

(xi) free cash flow per Share;

(xii) return on invested capital;

(xiii) return on stockholders’ equity;

(xiv) expense reduction;

(xv) working capital;

(xvi) total stockholder return; and

(xvii) performance of the Company’s stock price.

The Committee, in its discretion, may elect to exclude, in calculating performance under any of the above criteria, (i) unusual gains, unusual losses and other nonrecurring items, (ii) the amount of all charges and expenses incurred or income earned in connection with any refinancing, restructuring, rationalization, recapitalization or reorganization involving the Company and its Subsidiaries, (iii) the cumulative effects of accounting changes, (iv) discontinued operations, and (v) any business units, divisions, Subsidiaries or other entities sold or acquired. The Committee may determine no later than 90 days after the commencement of the applicable Performance Cycle also to exclude other items, each determined in accordance with generally accepted accounting principles in the United States (to the extent applicable).

FORM OF PROXY

SILGAN HOLDINGS INC.

4 Landmark Square

Stamford, CT 06901

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Philip Silver and D. Greg Horrigan as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, of Silgan Holdings Inc., or the Company, held of record by the undersigned on April 16, 2004 at an Annual Meeting of Stockholders of the Company to be held on May 27, 2004 or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

(Continued and to be dated and signed on the reverse side.)

Please mark, sign, date and return this proxy to the Company.	☒ Votes must be indicated (x) in Black or Blue ink.

1. ELECTION OF DIRECTORS (CLASS I)

FOR all nominees ☐ listed below	WITHHOLD AUTHORITY to vote ☐ for all nominees listed below	*EXCEPTIONS	☐

Nominees (each to serve until the Company’s Annual Meeting of Stockholders in 2007 and until their successors are duly elected and qualified):

R. Philip Silver and William C. Jennings

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

2. To approve the adoption of the Silgan Holdings Inc.	FOR	AGAINST	ABSTAIN
2004 Stock Incentive Plan.	☐	☐	☐

3. To ratify the appointment of Ernst & Young LLP as the Company’s	FOR	AGAINST	ABSTAIN
Independent Auditors for the fiscal year ending December 31, 2004.	☐	☐	☐

4. To consider and act upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

To change your address, please mark this box. ☐

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.

Date

Share Owner sign here

Co-Owner sign here